SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.[ ]

[ ] Post-Effective Amendment No. [ ]

(Check Appropriate Box or Boxes)

                          AXP Fixed Income Series, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 330-9283
-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

       901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                  Leslie L. Ogg - 901 Marquette Avenue South,
-------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

        Suite 2810,                     Minneapolis       MN          55402-3268
-------------------------------------------------------------------------------
     (Number and Street)                 (City)         (State)       (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered:              Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine. It is proposed that this filing will become effective on Nov. 14, 2005.

                                RIVERSOURCE FUNDS

                   (formerly known as American Express Funds)

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF A REGULAR MEETING OF SHAREHOLDERS
                            TO BE HELD FEB. 15, 2006

                           AXP(R) INCOME SERIES, INC.
                          - RiverSource Selective Fund
                          (formerly AXP Selective Fund)

RiverSource Selective Fund ("Selective" or the "Selling Fund") will hold a regular shareholders' meeting at 10:00 a.m. on Feb. 15, 2006, at the IDS Center, 80 S. Eighth Street, Minneapolis, MN, on the 50th floor. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Agreement") between the Selling Fund and RiverSource Diversified Bond Fund ("Diversified Bond" or the "Buying Fund") (formerly AXP Diversified Bond Fund). Under this Agreement, the Selling Fund will transfer all of its assets attributable to Classes A, B, C, I and Y to the Buying Fund in exchange for corresponding Class A, B, C, I and Y shares of the Buying Fund. These shares will be distributed proportionately to you and the other shareholders of the Selling Fund. The Buying Fund will assume the Selling Fund's liabilities.

-  To elect Board members.

-  To amend the Articles of Incorporation.

- To approve an Investment Management Services Agreement with RiverSource Investments, LLC.

- Other business as may properly come before the meeting, or any adjournment of the meeting.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

Please take some time to read the proxy statement. It discusses the proposals in more detail. If you were a shareholder on Dec. 16, 2005, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (877) 256-6085. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR the proposals. This proxy statement was first mailed to shareholders on or about Dec. 16, 2005.

                                     By order of the Board of Directors


                                     Leslie L. Ogg, Secretary
                                     Dec. 16, 2005

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

                       COMBINED PROXY STATEMENT/PROSPECTUS

                               DATED DEC. 16, 2005

This document is a proxy statement for Selective and a prospectus for Diversified Bond (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposals. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.

The following information describes the proposed reorganization of the Selling Fund into the Buying Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.

- The Buying Fund will issue shares of Classes A, B, C, I and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. Selling Fund shareholders will not pay any sales charge in connection with this distribution of shares.

FUND INVESTMENT OBJECTIVES

The investment objective for each of the Funds is as follows:

   SELLING FUND:  The Fund seeks to provide shareholders with current income and preservation of capital.

   BUYING FUND:   The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

Please note that the Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its investment objective.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

WHERE TO GET MORE INFORMATION

THE BUYING FUND

Most recent prospectus, dated Oct. 28, 2005.            Accompanying, and incorporated by reference into, this
                                                        proxy statement/prospectus.

Most recent annual report, for the period ended Aug.    Incorporated by reference into this proxy
31, 2005.                                               statement/prospectus. For a copy at no charge, call
                                                        toll-free (800) 862-7919 or write to the address at the
                                                        bottom of this table.

THE SELLING FUND

Most recent prospectus, dated July 29, 2005, amended    Incorporated by reference into this proxy
as of Oct. 3, 2005.                                     statement/prospectus. For a copy at no charge, call
                                                        toll-free (800) 862-7919 or write to the address at the
                                                        bottom of this table.

Most recent annual report, for the period ended May     Incorporated by reference into this proxy
31, 2005.                                               statement/prospectus. For a copy at no charge, call
                                                        toll-free (800) 862-7919 or write to the address at the
                                                        bottom of this table.

THIS PROXY STATEMENT/PROSPECTUS

Statement of Additional Information dated the same      Incorporated by reference into this proxy
date as this proxy statement/prospectus. This           statement/prospectus. For a copy at no charge, call
document contains information about both the Selling    toll-free (877) 256-6085 or write to the address at the
Fund and the Buying Fund.                               bottom of this table.

To ask questions about this proxy                       Call toll-free (877) 256-6085 or write to: RiverSource
statement/prospectus.                                   Service Corporation, 70100 Ameriprise Financial Center,
                                                        Minneapolis, MN 55474.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

TABLE OF CONTENTS

                                                                            PAGE

SECTION A -- FUND PROPOSALS

   PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF
   REORGANIZATION                                                              7

   SUMMARY                                                                     7
      How the Reorganization Will Work                                         7
      Comparison of the Selling Fund and the Buying Fund                       7
      Risk Factors                                                            12
      Tax Consequences                                                        13

   FEES AND EXPENSES                                                          14

   THE REORGANIZATION                                                         18
      Terms of the Reorganization                                             18
      Conditions to Closing the Reorganization                                18
      Termination of the Agreement                                            19
      Tax Status of the Reorganization                                        19
      Reasons for the Proposed Reorganization and Board Deliberations         21
      Boards' Determinations                                                  22
      Recommendation and Vote Required                                        23

   PROPOSAL 2. ELECT BOARD MEMBERS                                            23

   PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES
   OF INCORPORATION                                                           30

   PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES
   AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC                                32

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION                 38

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND
OTHER FUND INFORMATION                                                        41

EXHIBITS
   A. Form of Agreement and Plan of Reorganization                           A.1
   B. Matters Subject to Approval at Regular Meeting of Buying Fund          B.1
   C. Minnesota Business Corporation Act Sections 302A.471
      and 302A.473                                                           C.1
   D. Most Recent Buying Fund Prospectus                                     D.1
   E. Board Effectiveness Committee Charter                                  E.1
   F. Joint Audit Committee Charter                                          F.1

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

SECTION A -- FUND PROPOSALS

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Board of the Selling Fund to solicit proxies to vote at a meeting of shareholders. Shareholders will consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund. A form of the Agreement is included in Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue shares of Classes A, B, C, I and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund.

- Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

- After the Reorganization is completed, current Selling Fund shareholders will be shareholders of the Buying Fund. The Selling Fund will be terminated.

COMPARISON OF THE SELLING FUND AND THE BUYING FUND

Both the Selling Fund and the Buying Fund:

- Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

- Have RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") as an investment adviser.

- Have the same policies for buying and selling shares and the same exchange rights.

-  Have the same distribution policies.

-  Have different classes of shares: Classes A, B, C, I and Y.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

COMPARISON OF INVESTMENT OBJECTIVES

The investment objectives for the Funds are as follows:

   SELLING FUND:  The Fund seeks to provide shareholders with current income and preservation of capital.

   BUYING FUND:   The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

COMPARISON OF INVESTMENT STRATEGIES

SELECTIVE:

The Fund's assets are primarily invested in debt obligations. Although the Fund is not an index fund, under normal market conditions, it will invest primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

In pursuit of the Fund's objective, the investment manager chooses investments by:

- Reviewing the stage and direction of economic business cycles. Depending on the stage of the business cycle, the investment manager will choose debt obligations from the following market sectors: government securities, corporate securities, and asset-backed securities.

-  Reviewing credit characteristics and interest rate outlook.

- Targeting an average portfolio duration within one year of the duration of the Index which, as of Aug. 31, 2005, was 4.26 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

-  Identifying and buying securities that:

   -  are medium and high quality (investment grade),

   - have maturities that complement the investment manager's expectations for long-term and short-term interest rates, and

   - are expected to outperform other market sectors. In this analysis, the investment manager will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The interest rate or economic outlook changes.

-  A sector or industry is experiencing change.

-  A security's rating is changed or is vulnerable to a change.

-  The security is overvalued relative to alternative investments.

-  The investment manager identifies a more attractive opportunity.

DIVERSIFIED BOND:

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Index, which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 15% in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's objective, the investment manager chooses investments by:

- Evaluating the portfolio's total exposure to sectors, industries and securities relative to the Index.

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.

- Investing in lower-quality (junk) bonds and foreign investments as attractive opportunities arise.

- Targeting an average portfolio duration within one year of the duration of the Index which, as of Aug. 31, 2005, was 4.26 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

In evaluating whether to sell a security, the investment manager considers, among other factors:

-  Identification of more attractive investments based on relative value.

- The portfolio's total exposure to sectors, industries and securities relative to the Index.

-  Whether a security's rating has changed or is vulnerable to a change.

-  Whether a sector or industry is experiencing change.

-  Changes in the interest rate or economic outlook.

BOTH FUNDS:

- UNUSUAL MARKET CONDITIONS. During unusual market conditions, each of the Funds may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

- OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, each Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

COMPARISON OF FUNDAMENTAL POLICIES

The Buying Fund will vote on changes to the fundamental policies for the Buying Fund at a meeting scheduled to be held on the same day as the Selling Fund shareholder meeting. The proposed changes are shown in Exhibit B. If all of the proposed changes to the Buying Fund's fundamental policies are approved, the differences in investment policies will be as follows:

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

Both Funds have substantially similar fundamental investment policies. The Buying Fund has a policy permitting borrowing money for temporary purposes in an amount not exceeding one-third of the market value of its total assets. The Selling Fund has a similar policy that applies to money or property and permits borrowing only for extraordinary or emergency purposes. The Selling Fund has a policy prohibiting the issuing of senior securities, except as permitted under the 1940 Act. Even though this is not stated as a fundamental policy of the Buying Fund, the Fund is nonetheless subject to that restriction under the provisions of the 1940 Act.

The Buying Fund has a policy permitting the Fund to lend fund securities and participate in an interfund lending program up to 33-1/3% of the value of the fund's total assets. This policy does not prohibit the Buying Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchase agreements. The Selling Fund has a policy permitting the Selling Fund to lend fund securities up to 30% of its net assets. In addition, the Selling Fund has a policy that it may make cash loans up to 5% of its total assets. The Selling Fund has a policy prohibiting loans to the investment manager, its board members and officers and to the board members and officers of the Selling Fund.

The Buying Fund has a policy that it will not purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of its total assets may be invested without regard to this 10% limitation. The Selling Fund has a similar policy, but does not have the 25% exception. The Buying Fund has a policy that it will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of its total assets may be invested without regard to this 5% limitation. The Selling Fund has a similar policy, but does not include other investment companies in the exception.

If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental investment policies of the Buying Fund. The investment manager does not believe that the differences between the fundamental investment policies will result in any material difference in the way the Funds are managed.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

RISK FACTORS

The principal risks associated with an investment in the Fund are shown below.

RISK                                    SELECTIVE        DIVERSIFIED BOND
Active Management Risk                      x                    x
Credit Risk                                 x                    x
Interest Rate Risk                          x                    x
Liquidity Risk                                                   x
Market Risk                                 x                    x
Prepayment and Extension Risk               x                    x

- ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

- CREDIT RISK -- SELLING FUND. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

- CREDIT RISK -- BUYING FUND. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

- INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

- LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

- MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

- PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

PERFORMANCE

Performance information for Class A shares of the Funds is shown below.

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2005(a)

FUND                                           1 YEAR    5 YEARS   10 YEARS
Selective                                       -2.33%      3.37%      4.55%
Diversified Bond                                -2.00%      4.37%      5.10%

(a) Returns include the 4.75% Class A sales charge.

TAX CONSEQUENCES

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of the Reorganization. However, the Reorganization will end the tax year of the Selling Fund, and so it may accelerate distributions from the Selling Fund for its short tax year ending on the date of the Reorganization to shareholders. At any time prior to the consummation of the Reorganization a shareholder may redeem shares. This would likely result in recognition of gain or loss to the shareholder for federal income tax purposes.

The tax basis and holding period of the shareholders' Selling Fund shares is expected to carry over to the shareholders' new shares in the Buying Fund.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

FEES AND EXPENSES

The following table describes the fees and expenses, adjusted to reflect current fees, that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees.

TABLE A-2

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS A    CLASS B    CLASS C    CLASS I     CLASS Y
Maximum sales charge (load) imposed on
purchases(a) as a percentage of offering price          4.75%      none       none       none        none

Maximum deferred sales charge (load)
imposed on sales (as a percentage of
offering price at time of purchase)                     none(b)       5%         1%      none        none

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                     CLASS A    CLASS B    CLASS C    CLASS I     CLASS Y
SELECTIVE FUND(c)
Management fees(d)                                      0.52%      0.52%      0.52%      0.52%       0.52%
Distribution (12b-1) fees                               0.25%      1.00%      1.00%      0.00%       0.00%
Other expenses(e)                                       0.27%      0.28%      0.29%      0.13%       0.36%
Total                                                   1.04%      1.80%      1.81%      0.65%       0.88%
Fee waiver/expense reimbursement                        0.15%      0.16%      0.17%      0.06%       0.16%
Net expenses(f)                                         0.89%      1.64%      1.64%      0.59%       0.72%

DIVERSIFIED BOND
Management fees(g)                                      0.46%      0.46%      0.46%      0.46%       0.46%
Distribution (12b-1) fees                               0.25%      1.00%      1.00%      0.00%       0.00%
Other expenses(e)                                       0.29%      0.30%      0.31%      0.12%       0.37%
Total                                                   1.00%      1.76%      1.77%      0.58%       0.83%
Fee waiver/expense reimbursement                        0.11%      0.11%      0.11%        --%       0.10%
Net expenses(f)                                         0.89%      1.65%      1.66%      0.58%       0.73%

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (CONTINUED)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                     CLASS A    CLASS B    CLASS C    CLASS I     CLASS Y
DIVERSIFIED BOND - PRO FORMA WITH SELECTIVE
Management fees(g)                                      0.45%      0.45%    0.45%        0.45%       0.45%
Distribution (12b-1) fees                               0.25%      1.00%    1.00%        0.00%       0.00%
Other expenses(e)                                       0.27%      0.29%    0.29%        0.10%       0.36%
Total                                                   0.97%      1.74%    1.74%        0.55%       0.81%
Fee waiver/expense reimbursement                        0.08%      0.09%    0.08%        0.00%       0.08%
Net expenses(h)                                         0.89%      1.65%    1.66%        0.55%       0.73%

NOTES TO ANNUAL FUND OPERATING EXPENSES.

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds.

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.

(c) Selective is a feeder fund that is part of a master/feeder structure. For Selective, both in this table and the following example, fund operating expenses, include expenses charged by both the Fund and its master portfolio.

(d) The management fee ratio is the actual ratio as of May 31, 2005. If this merger is not approved, there is a separate proposal to modify the management fee schedule. The estimated management fee ratio under this proposed schedule based on average net assets as of May 31, 2005 is .48%.

(e) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee. The other expense ratios shown in this chart have been adjusted to reflect the new administrative services fee that went into effect in October 2005.

(f) For Selective, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72% for Class Y. For Diversified Bond, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, total expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y.

(g) The management fee ratio shown reflects what the ratio would be under the proposed management fee schedule based on average net assets as of Aug. 31, 2005.

(h) If shareholders approve the Reorganization, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Under this agreement, total expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

EXAMPLE: These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods indicated under the current arrangements and if the proposed Reorganization had been in effect. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                 1 YEAR    3 YEARS   5 YEARS     10 YEARS
SELECTIVE(d)
Class A(a)                                           $562      $776      $1,009      $1,677
Class B                                              $667(b)   $951(b)   $1,161(b)   $1,907(c)
Class C                                              $267(b)   $553      $  965      $2,118
Class I                                              $ 60      $202      $  357      $  808
Class Y                                              $ 74      $265      $  473      $1,074

DIVERSIFIED BOND(d)
Class A(a)                                           $562      $768      $  992      $1,636
Class B                                              $668(b)   $944(b)   $1,145(b)   $1,868(c)
Class C                                              $269(b)   $547      $  950      $2,080
Class I                                              $ 59      $186      $  324      $  729
Class Y                                              $ 75      $255      $  451      $1,020

DIVERSIFIED BOND - PRO FORMA WITH SELECTIVE(d)
Class A(a)                                           $562      $762      $  979      $1,606
Class B                                              $668(b)   $940(b)   $1,136(b)   $1,845(c)
Class C                                              $269(b)   $541      $  937      $2,050
Class I                                              $ 56      $176      $  308      $  692
Class Y                                              $ 75      $251      $  443      $  998

(a) Includes a 4.75% sales charge.

(b) Includes the applicable contingent deferred sales charge.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(d) Includes new expense waivers in year 1 only.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

You would pay the following expenses if you did not redeem your shares.

FUND                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
SELECTIVE(c)
Class A(a)                                            $562      $776      $1,009     $1,677
Class B                                               $167      $551      $  961     $1,907(b)
Class C                                               $167      $553      $  965     $2,118
Class I                                               $ 60      $202      $  357     $  808
Class Y                                               $ 74      $265      $  473     $1,074

DIVERSIFIED BOND(c)
Class A(a)                                            $562      $768      $  992     $1,636
Class B                                               $168      $544      $  945     $1,868(b)
Class C                                               $169      $547      $  950     $2,080
Class I                                               $ 59      $186      $  324     $  729
Class Y                                               $ 75      $255      $  451     $1,020

DIVERSIFIED BOND - PRO FORMA WITH SELECTIVE(c)
Class A(a)                                            $562      $762      $  979     $1,606
Class B                                               $168      $540      $  936     $1,845(b)
Class C                                               $169      $541      $  937     $2,050
Class I                                               $ 56      $176      $  308     $  692
Class Y                                               $ 75      $251      $  443     $  998

(a) Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(c) Includes new expense waivers for year 1 only.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

- The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

- The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue Class A, B, C, I and Y shares to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders of the Selling Fund will become Class A, B, C, I or Y shareholders of the Buying Fund.

- Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

- The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

-  After the Reorganization, the Selling Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

- The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders of the Fund for the taxable years ending at or prior to the closing.

- The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

- A registration statement on Form N-14 will have been filed with the SEC and declared effective.

-  The shareholders of the Selling Fund will have approved the Agreement.

- The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will result in no gain or loss being recognized by any shareholder.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

TERMINATION OF THE AGREEMENT

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the Board members, officers or shareholders of the Selling Corporation or of the Buying Corporation.

TAX STATUS OF THE REORGANIZATION

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, although not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"):

- The transfer of the Selling Fund's assets to the Buying Fund in exchange for Class A, B, C, I and Y shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those Class A, B, C, I and Y shares to the Selling Fund's shareholders and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

- Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of Class A, B, C, I and Y shares of the Buying Fund to Selling Fund shareholders in liquidation.

- Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Class A, B, C, I or Y shares of the Selling Fund solely for Buying Fund Class A, B, C, I or Y shares as part of the Reorganization.

- Under Section 358 of the Code, the aggregate basis of the Class A, B, C, I or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Class A, B, C, I or Y shares of the Selling Fund exchanged therefor.

- Under Section 1223(1) of the Code, the holding period for the Class A, B, C, I or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will include the period for which he or she held the Class A, B, C, I or Y shares of the Selling Fund exchanged therefor, provided that on the date of the exchange he or she held such Selling Fund shares as capital assets.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

- Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's Class A, B, C, I and Y shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

- Under Section 362(b) of the Code, the Buying Fund's tax basis in the assets that the Buying Fund receives from the Selling Fund will be the same as the Selling Fund's tax basis in those assets immediately prior to the transfer.

- Under Section 1223(2) of the Code, the Buying Fund's holding periods in the assets received from the Selling Fund will include the Selling Fund's holding periods in such assets.

- Under Section 381 of the Code, the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Tax counsel will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

Prior to the closing of the Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

A fund's ability to carry forward capital losses and use them to offset future gains may be limited. First, one fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another fund that are "built in" at the time of the reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Second, a portion of a fund's pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after a reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization. Therefore, in certain circumstances, former shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had a reorganization not occurred.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

The Buying Fund's ability to carry forward the pre-acquisition losses of the Selling Fund and use them to offset future gains will technically be limited as a result of the Reorganization due to the effect of loss limitation rules under applicable tax law. The effect of such limitation will depend on the losses and gains in each fund at the time of the Reorganization. For example, based on data as of Aug. 31, 2005, the Selling Fund and the Buying Fund had pre-Reorganization "net losses" (i.e., capital loss carryforwards as of its last fiscal year end as adjusted by year-to-date realized gains or losses and all net unrealized gains) equal to 3.15% and 4.28% of each fund's net assets, respectively. If the Reorganization had occurred on Aug. 31, 2005, the combined fund would have had net losses equal to 3.61% of its net assets (due to the Buying Fund's relatively larger losses).

In addition, for five years after the closing date, the combined fund will not be allowed to offset any gains "built in" to either fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other fund.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

This description of the federal income tax consequences of the Reorganization does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Board believes that the proposed Reorganization will be advantageous to Selling Fund shareholders for several reasons. The Board considered the following matters, among others, in approving the Reorganization.

- TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

- TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.

- CONTINUITY OF INVESTMENT. The Board took into account the fact that, following the Reorganization, shareholders of the Selling Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

- EXPENSE RATIOS. The Board considered the relative expenses of the Funds. Following the Reorganization, the expense ratio for the combined Fund, adjusted to reflect current fees, before giving effect to any fee waivers or expense caps by the investment manager or its affiliates is expected to be lower than the expense ratio of the Selling Fund. Thus, Selling Fund shareholders are expected to experience lower per share fixed costs by holding shares of the Buying Fund than they would if they continued to hold shares in the Selling Fund. In addition, the Selling Fund is less than half the size of the Buying Fund and has been losing assets. The Board considered that higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows may reduce the risk that, if net assets of the Selling Fund fail to grow, or diminish, its total expense ratio could rise as fixed expenses become a larger percentage of net assets.

- ECONOMIES OF SCALE. The Board considered the advantage of combining Funds that share similar investment objectives, styles and holdings. The Board believes that by combining the Funds, the shareholders continue to have available to them a Fund with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Expenses such as audit expenses and accounting expenses that are charged on a per fund basis will be reduced.

- COSTS. The Board considered the fact that the investment manager has agreed to bear all solicitation expenses in order to achieve shareholder approval of the Reorganization and to bear any other costs of effecting the Reorganization.

- DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current shareholders.

- PERFORMANCE. The Board considered the relative performance records of the Funds.

- POTENTIAL BENEFITS TO THE INVESTMENT MANAGER AND ITS AFFILIATES. The Board also considered the potential benefits from the Reorganization that could be realized by the investment manager and its affiliates. The Board recognized that the potential benefits to the investment manager consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Selling Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

BOARDS' DETERMINATIONS

After considering the factors described above and other relevant information, at a meeting held on Sept. 7-8, 2005, the Selling Fund Board members,

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on Sept. 7-8, 2005. The Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders of the Buying Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMSAgreement that has been approved by shareholders.

PROPOSAL 2. ELECT BOARD MEMBERS

NOMINEES FOR THE BOARD. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. Each nominee was elected a member of the Board at the last regular shareholders' meeting except for Ms. Flynn, Ms. Paglia, Mr. Laikind, Ms. Blatz and Ms. Pryor. These nominees were recommended for the position of Board member by the independent Board members. Ms. Flynn and Ms. Paglia began serving the fund in 2004. Mr. Laikind and Ms. Blatz began serving the fund in 2005.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

TABLE A-3. INDEPENDENT NOMINEES

NAME,                        POSITION HELD WITH
ADDRESS,                     FUND AND LENGTH     PRINCIPAL OCCUPATION
AGE                          OF SERVICE          DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS  COMMITTEE MEMBERSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 51

Arne H. Carlson              Board member        Chair, Board Services                                Contracts, Executive,
901 S. Marquette Ave.        since 1999          Corporation (provides                                Investment Review, Board
Minneapolis, MN 55402                            administrative services to                           Effectiveness
Age 71                                           boards). Former Governor of
                                                 Minnesota.

Patricia M. Flynn            Board member        Trustee Professor of Economics                       Investment Review, Joint Audit
901 S. Marquette Ave.        since 2004          and Management, Bentley
Minneapolis, MN 55402                            College; former Dean, McCallum
Age 54                                           Graduate School of Business,
                                                 Bentley College

Anne P. Jones                Board member        Attorney and consultant                              Joint Audit, Board
901 S. Marquette Ave.        since 1985                                                               Effectiveness, Executive,
Minneapolis, MN 55402                                                                                 Investment Review
Age 70

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

NAME,                        POSITION HELD WITH
ADDRESS,                     FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                          SERVICE             DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS  COMMITTEE MEMBERSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind              Board member        Former Managing Director,       American Progressive
901 S. Marquette Ave.        since 2005          Shikiar Asset Management        Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.        Board member        President Emeritus and          Valmont Industries,  Contracts, Investment Review,
901 S. Marquette Ave.        since 2002          professor of economics,         Inc. (manufactures   Executive, Board Effectiveness
Minneapolis, MN 55402                            Carleton College                irrigation systems)
Age 66

Catherine James Paglia       Board member        Director, Enterprise Asset      Strategic            Contracts, Investment Review
901 S. Marquette Ave.        since 2004          Management, Inc.                Distribution, Inc.
Minneapolis, MN 55402                            (private real estate and asset  (transportation,
Age 53                                           management company)             distribution and
                                                                                 logistics
                                                                                 consultants)

Vikki L. Pryor
901 S. Marquette Ave.
Minneapolis, MN 55402
Age ___

Alan K. Simpson              Board member        Former three-term United                             Investment Review, Board
1201 Sunshine Ave.           since 1997          States Senator for Wyoming                           Effectiveness
Cody, Wyoming 82414
Age 74

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

NAME,                        POSITION HELD WITH
ADDRESS,                     FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                          SERVICE             DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS  COMMITTEE MEMBERSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby         Board member        Chief Executive Officer,        Hybridon, Inc.       Investment Review, Contracts
901 S. Marquette Ave.        since 2002          RiboNovix, Inc. since 2003      (biotechnology)
Minneapolis, MN 55402                            (biotechnology); President,
Age 61                                           Forester Biotech

TABLE A-4. NOMINEES AFFILIATED WITH RIVERSOURCE INVESTMENTS

NAME,                        POSITION HELD WITH
ADDRESS,                     FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                          SERVICE             DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS  COMMITTEE MEMBERSHIPS
------------------------------------------------------------------------------------------------------------------------------------
William F. Truscott*         Board member since  President, U.S. Asset
53600 AXP Financial Center   2001, Vice          Management - Chief Investment
Minneapolis, MN 55474        President since     Officer of Ameriprise
Age 44                       2002                Financial, Inc. and President,
                                                 Chairman of the Board and
                                                 Chief Investment Officer of
                                                 RiverSource Investments since
                                                 2001. Former chief investment
                                                 officer and managing director,
                                                 Zurich Scudder Investments.

* Interested person by reason of being an officer, director, securityholder and/or employee of RiverSource Investments.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

BOARD COMMITTEES. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit E, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.

You may write the Board by addressing a letter to Arne H. Carlson, the independent Chairman of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit F. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section C.

During the 12-month period ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All Board members had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

SHAREHOLDER COMMUNICATIONS WITH THE BOARD.

Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

BOARD MEMBER COMPENSATION. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds.

TABLE A-5. BOARD MEMBER COMPENSATION(a)

                    AGGREGATE COMPENSATION FROM          COMPENSATION FROM
                   ALL RIVERSOURCE FUNDS FOR THE      THE SELLING FUND DURING
NOMINEE              YEAR ENDED SEPT. 30, 2005         THE LAST FISCAL YEAR
Flynn                       $143,675(d)                      $1,750(b)
Jones                        185,892                          3,210
Lewis                        204,700(e)                       3,514(c)
Paglia                       157,708                          1,809
Simpson                      138,842                          2,300
Taunton-Rigby                166,842                          2,800

(a) Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the funds, are not paid by the funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, Ameriprise Financial reimbursed the funds $23,500 for each member to cover those additional meetings. Mr. Laikind, Ms. Blatz and Ms. Pryor were not board members prior to Sept. 30, 2005 and therefore are not included in the table.

(b) Includes portion of compensation deferred in the amount of $646 from the Fund.

(c) Includes portion of compensation deferred in the amount of $1,340 from the Fund.

(d) Includes portion of compensation deferred in the amount of $60,371 from the Fund.

(e) Includes portion of compensation deferred in the amount of $54,839 from the Fund.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

The following table shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in the Selling Fund.

TABLE A-6. BOARD MEMBER HOLDINGS

Dollar range of equity securities beneficially owned as of Aug. 31, 2005

                       AGGREGATE DOLLAR RANGE OF EQUITY            DOLLAR RANGE OF
                      SECURITIES OF ALL RIVERSOURCE FUNDS       EQUITY SECURITIES IN
NOMINEE                    OVERSEEN BY BOARD MEMBER               THE SELLING FUND
Carlson                          over $100,000                          None
Flynn                          $10,001 - $50,000                        None
Jones                            over $100,000                    $10,001 - $50,000
Lewis                            over $100,000                          None
Paglia                        $50,001 - $100,000                        None
Simpson                       $50,001 - $100,000                        None
Taunton-Rigby                    over $100,000                          None
Truscott                         over $100,000                          None

* The percentage of shares beneficially owned by all Board members and officers as a group does not exceed 1% of any class of shares of any fund.

FUND OFFICERS. In addition to Mr. Truscott, the fund's other executive officers are:

LESLIE L. OGG, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

JEFFREY P. FOX, age 50. Treasurer since 2002. Vice President - Investment Accounting of Ameriprise Financial.

PAULA R. MEYER, age 51. President since 2002. Senior Vice President and General Manager - Mutual Funds, RiverSource Investments.

Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, Inc., RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

PROPOSAL 3: APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION

The Fund is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. MINIMUM ACCOUNT VALUE

Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.

If the change is approved, the Articles will be amended as follows ([Underline]additions are underlined[/Underline], [Strikethrough]deletions are lined through[/Strikethrough]):

Article III, Section 7 will be amended to read:

Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than [Strikethrough]$1,000[/Strikethrough] [Underline]an amount determined by the Board of Directors and set forth in the current Fund prospectus.[/Underline]

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

B. NAME CHANGE.

Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager changed its name to Ameriprise Financial, Inc. ("Ameriprise Financial") in anticipation of its spin off from American Express Company, its parent company. On Oct. 1, 2005, Ameriprise Financial transferred responsibility for the fund's investment advisory services to its wholly owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. The changes are shown in the table below.

This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation.

TABLE A-7. PROPOSED NAME OF CORPORATION

CURRENT NAME OF CORPORATION         PROPOSED NAME OF CORPORATION
AXP Income Series, Inc.             RiverSource Income Series, Inc.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

PROPOSAL 4: APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

The fund pays fees to RiverSource Investments under an Investment Management Services Agreement (the "IMS Agreement") for investment management services. The services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the direction of the Board and consistent with the fund's investment policies, the investment manager decides what securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities. The Fund is part of a master/feeder structure. In this structure, the fund invests all of its assets in a master fund (the "portfolio") with the same policies as the fund. For purposes of this discussion, the portfolio is referred to as a "fund".

SUMMARY OF CHANGES

INVESTMENT MANAGER. On Sept. 30, 2005, Ameriprise Financial became a publicly traded company and on Oct. 1, 2005 transferred the investment management functions to RiverSource Investments, a wholly owned subsidiary. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the arrangement.

TERMS OF THE CURRENT IMS AGREEMENT. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section C. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section C includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

BASIS FOR RECOMMENDATION OF THE BOARD

Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the funds. Each year, the Board determines whether to continue the IMS Agreement for each fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise (formerly American Express Financial Corporation) prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including a majority of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for each fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the earlier of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial by the shareholders of each fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, was retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if each IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew each IMS Agreement for the interim period only and to consider a new IMS Agreement for each fund prior to the spin-off.

For the six months following the April 2005 meeting, the Board and its committees have been evaluating whether to approve a proposed IMS Agreement for each fund with post-spin Ameriprise Financial. Schulte Roth & Zabel LLP, has assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreements. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board,

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT a detailed and expansive request for information to American Express Company and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreements. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on Sept. 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved the new contracts, including each proposed IMS Agreement.

On Oct. 1, 2005, pursuant to an agreement between the fund and Ameriprise Financial, the IMS Agreement was transferred to Riversource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial.

FOR THESE REASONS, THE BOARD, INCLUDING ALL OF ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU APPROVE THE PROPOSED IMS AGREEMENT FOR YOUR FUND(S).

THE BOARD'S SPECIFIC CONSIDERATIONS RELATING TO THE PROPOSED IMS AGREEMENTS. In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreements, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES). The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for each fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by RiverSource Investments: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express) should enable RiverSource Investments to continue to provide a high quality and level of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial would be in a position to continue to provide a high quality and level of investment management services to the funds.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

INVESTMENT PERFORMANCE. The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance either met expectations or, if not, that appropriate action (such as changes to portfolio management) had been (or was being) pursued in order to help the fund achieve its longer-term performance objective.

The Board also considered that it has received monthly performance reports for the funds. The Board and its committees concluded in September 2005 that there have been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED. The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by RiverSource Investments to its institutional clients and paid to sub-advisers. The Board studied RiverSource Investments' effort (i.e., its "pricing philosophy") to set substantially all funds' total expense ratios at or below the median expense ratio of a group of comparable mutual funds compiled by Lipper, Inc. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to the administrative services fees. It also noted that RiverSource Investments agreed to voluntarily imposed expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage a fund. The Board considered that, with respect to all funds, other than [Mid Cap Growth, Small Cap Advantage, Strategic Allocation, Variable Portfolio Diversified Equity Income and Variable Portfolio Mid Cap Growth], advisory fees under the proposed IMS Agreements would stay the same or decrease (as indicated in Table B-5, below) and that, with respect to [Diversified Equity Income, Mid Cap Growth, Small Cap Advantage, VP Diversified Equity Income and VP Mid Cap Growth], would increase under each applicable proposed IMS Agreement. The Board accorded significant weight to the fact that the proposed changes in fee schedules were intended primarily to achieve a rational pricing model applied consistently across the various product lines in the fund family, while assuring that overall fees for each fund are in line with the "pricing philosophy." With respect to the equity and balanced funds, the Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the appropriateness of (i) the use of the relevant index for each fund for the

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT comparison of performance; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment;
(iii) the periods used for averaging the funds' assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that with respect to the relevant sub-advised funds, there was limited opportunity for these funds to achieve large scale growth and thus provide RiverSource Investments with potential economies of scale.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from its relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the funds and from other business relationships that result from managing the funds. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE. The Board also considered the "breakpoints" in fees that would be triggered as fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grew.

OTHER CONSIDERATIONS. In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary,primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the funds with an expectation that the current investment advisory organization would be servicing the funds.

As a result of all of the foregoing, the Board determined that the fees to be paid under each proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

BOARD RECOMMENDATION AND VOTE REQUIRED. For the foregoing reasons, the Board recommends that shareholders of each fund approve the applicable proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved, the Board will consider appropriate steps to take.

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

VOTING. You are entitled to vote based on your total dollar interest in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

The corporation of which the Fund is part issues several series of common stock. Each series is a separate fund. On the election of directors and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the corporation. On the Reorganization and the IMS Agreement you vote together with the owners of the other shares in your fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT number of Board members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

If your shares are held in an IRA account with Ameriprise Trust Company as custodian, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as other fund shareholders have voted.

MASTER/FEEDER FUNDS. Selective currently is part of a master/feeder structure. The feeder fund seeks its investment objective by investing its assets in a master fund with the same policies. The master fund invests in and manages the securities. Immediately prior to the Reorganization, the Board intends to withdraw the Fund's assets from the master fund.

REVOKING YOUR PROXY. If you change your mind after you vote and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, but cannot attend the meeting, you may change your vote or revoke it by mail, telephone or internet.

SIMULTANEOUS MEETINGS. The meeting will be held simultaneously with meetings of other RiverSource mutual funds. Each proposal will be voted on separately by shareholders of a corporation or by shareholders of a fund or by a class of shares of the fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The investment manager will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

DISSENTERS' RIGHT OF APPRAISAL. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit C.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against the proposals. The investment manager will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

This section contains the following information about your fund, its investment manager and the independent auditors:

TABLE       CONTENT
            (all information is shown for the last fiscal year unless noted
            otherwise)
C-1         Actual and pro forma capitalization of the Selling Fund and the
            Buying Fund
C-2         Actual and pro forma ownership of fund shares
C-3         Current management fee schedule for the fund and other RiverSource funds with similar investment objectives
C-4         Payments the fund made to the investment manager and its affiliates
C-5         Brokerage commissions the fund paid to a broker-dealer affiliate
C-6         Information about shareholder approval of current management agreements
C-7A        Audit fees
C-7B        Audit-related, tax and other fees

THE FUND'S INVESTMENT MANAGER AND DISTRIBUTOR. RiverSource Investments is the investment manager for the fund. Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial, is the distributor for the fund. The address for RiverSource Investments and Ameriprise Financial Services, Inc. is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

PRESIDENT AND BOARD OF DIRECTORS OF RIVERSOURCE INVESTMENTS. William F. Truscott is President of RiverSource Investments. The following individuals are directors of RiverSource Investments. Each director is an officer of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474. Directors:
William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.

CAPITALIZATION

The following table shows the capitalization of the Funds as of Sept. 30, 2005 and on a pro forma basis, assuming the proposed Reorganization had taken place.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE SELLING FUND AND THE BUYING FUND

                                                                         NET ASSET        SHARES
FUND                                                   NET ASSETS     VALUE PER SHARE   OUTSTANDING
SELECTIVE
Class A                                              $  550,902,844        $8.58         64,241,920
Class B                                                 103,286,565         8.57         12,046,917
Class C                                                   3,874,388         8.57            451,846
Class I                                                 157,739,460         8.58         18,393,234
Class Y                                                  47,038,967         8.57          5,489,949

DIVERSIFIED BOND
Class A                                              $1,742,668,306        $4.83        360,929,225
Class B                                                 476,270,093         4.83         98,619,257
Class C                                                  17,722,563         4.84          3,665,171
Class I                                                       9,836         4.83              2,037
Class Y                                                 144,541,408         4.83         29,933,483

DIVERSIFIED BOND - PRO FORMA WITH SELECTIVE
Class A                                              $2,293,571,150        $4.83        474,987,785
Class B                                                 579,556,658         4.83        120,003,639
Class C                                                  21,596,951         4.84          4,465,664
Class I                                                 157,749,296         4.83         32,660,310
Class Y                                                 191,580,375         4.83         39,672,400

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares as of Sept. 30, 2005. As of Sept. 30, 2005, officers and Board members of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

                                                                  PERCENT OF
                                               PERCENT            SHARES HELD
                                              OF SHARES          FOLLOWING THE
FUND                      5% OWNERS             HELD            REORGANIZATION
SELECTIVE
Class A                      None                --                   --
Class B                      None                --                   --
Class C                      None                --                   --
Class I                        (1)              100%                 100%
Class Y                        (2)               98%                  24%

DIVERSIFIED BOND
Class A                        (3)                6%                   5%
Class B                      None                --                   --
Class C                      None                --                   --
Class I                        (4)              100%                   *
Class Y                        (5)               97%                  73%

(1) RiverSource Portfolio Builder Moderate Fund owns 41.04%. RiverSource Portfolio Builder Moderate Aggressive Fund owns 27.82%. RiverSource Portfolio Builder Moderate Conservative Fund owns 18.21%. RiverSource Portfolio Builder Conservative Fund owns 12.93%

(2) Ameriprise Trust Company, Minneapolis, MN owns of record 97.54%.

(3) Charles Schwab & Co Inc., a brokerage firm, owns of record 6.36%.

(4) Ameriprise Financial, Minneapolis, MN owns 100%.

(5) Ameriprise Trust Company, Minneapolis, MN owns of record 96.62%.

*   Less than 1%.

The following table shows the management fee schedule for the fund and other domestic fixed-income funds managed by the investment manager.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

TABLE C-3. CURRENT MANAGEMENT FEE SCHEDULE FOR THE FUND AND OTHER RIVERSOURCE FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

                                                       MANAGEMENT FEE                                FEE CAP OR WAIVERS(1)
          RETAIL FUNDS                           (ANNUAL RATE; IN BILLIONS)                             (IF APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------------
Core Bond                                First $1 - .54%; next $1 - .515%; next $1 - .49%;    0.89% until 7/31/06
Limited Duration                         next $3 - .465%; next $3 - .44%; over $9 - .415%

Diversified Bond                         First $1 - .52%; next $1 - .495%; next $1 - .47%;    0.89% Diversified Bond until 8/31/06
Selective(2)                             next $3 - .445%; next $3 - .42%; over $9 - .395%     Selective, Short Duration and U.S.
Short Duration(2)                                                                             Gov't Mortgage until 5/31/06
U.S. Gov't Mortgage

Global Bond(2)                           First $.25 - .77%; next $.25 - .745%;                1.25% until 10/31/06
                                         next $.25 - .72%; next $.25 - .695%;
                                         over $1 - .67%

High Yield Bond(2)                       First $1 - .59%; next $1 - .565%; next $1 - .54%;
                                         next $3 - .515%; next $3 - .49%; over $9 - .465%

Income Opportunities                     First $1 - .61%; next $1 - .585%; next $1 - .56%;    1.19% until 7/31/06
                                         next $3 - .535%; next $3 - .51%; over $9 - .485%

Inflation Protected Securities           First $1 - .44%; next $1 - .415%; next $1 - .39%;    0.84% until 7/31/06
                                         next $3 - .365%; next $3 - .34%; over $9 - .315%

(1) For all funds the information is shown for Class A shares. Fees and expenses in excess of the percentage shown will be waived. Fee caps for other classes of shares will vary slightly based on the expenses of those classes.

(2) The fund is part of a master/feeder structure. Management fees are paid by the portfolio on behalf of the fund.

TABLE C-4. FUND PAYMENTS TO THE INVESTMENT MANAGER AND ITS AFFILIATES*

FUND                ADMIN        DIST         IMS       SERVICE      TA
Selective          $477,298   $3,204,968   $4,922,235   $64,993   $1,321,600

* The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Agreement of Distribution ("Dist") and Shareholder Service Agreement ("Service") are between the fund and Ameriprise Financial Services, Inc. The Investment Management Services Agreement ("IMS") is between the fund and RiverSource Investments. The Transfer Agent ("TA") Agreement is between the fund and RiverSource Service Corporation. Services under these agreements will continue to be provided after the IMS Agreement is approved.

TABLE C-5. BROKERAGE COMMISSIONS PAID TO BROKER-DEALER AFFILIATES

                              BROKER/         AMOUNT OF         % OF ALL
FUND                          DEALER         COMMISSIONS       COMMISSIONS
Selective                       N/A              N/A               N/A

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

TABLE C-6. DATES RELATING TO APPROVAL OF MANAGEMENT AGREEMENT

                                             DATE LAST           REASON
                             DATE OF        APPROVED BY       SUBMITTED TO
FUND                         CONTRACT       SHAREHOLDERS      SHAREHOLDERS
Selective                    6/10/96          9/9/94               1

(1) Shareholders approved (1) basing the fee solely on the assets of the fund, not on the assets of all of the funds in the fund family and (2) eliminating provisions regarding administration and accounting services. The fund and the investment manager then entered into a separate Administrative Services Agreement.

THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The Selling Fund's Board has selected KPMG LLP to be the Fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the Fund.

The independent accountants examine the financial statements for the Fund that are set forth in the annual report to shareholders and provide other requested non-audit and tax-related services to the Fund. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions).

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the Fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the Fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

JOINT AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the Fund; the Fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, must be pre-approved by the Joint Audit Committee.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

AUDIT FEES. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the fund were as follows:

TABLE C-7A. AUDIT FEES

DURING THE FUND'S LAST TWO FISCAL YEARS

FUND                             LAST FISCAL YEAR         PREVIOUS FISCAL YEAT
Selective                             $44,000                    $44,000

The following table shows aggregate fees paid by the Fund to KPMG LLP in each of the last two fiscal years for services that are not included in Table C-7A. All of the services performed were pre-approved by the Joint Audit Committee.

- AUDIT-RELATED FEES. Assurance and related services that are reasonably related to the performance of the audit or review.

-  TAX FEES. Tax compliance, tax advice and tax planning.

-  ALL OTHER FEES. All other services rendered by KMPG LLP.

TABLE C-7B. AUDIT-RELATED, TAX AND OTHER FEES

DURING THE FUND'S LAST TWO FISCAL YEARS

                        AGGREGATE           AGGREGATE            AGGREGATE
                   AUDIT-RELATED FEES       TAX FEES            OTHER FEES
------------------------------------------------------------------------------
                    LAST     PREVIOUS    LAST    PREVIOUS    LAST     PREVIOUS
                   FISCAL     FISCAL    FISCAL    FISCAL    FISCAL     FISCAL
FUND                YEAR       YEAR      YEAR      YEAR      YEAR       YEAR
Selective           $211       $224     $6,950    $6,650     $461        $0

INVESTMENT MANAGER RELATED FEES

Aggregate Non-Audit Fees for Selective, Investment Manager and its Affiliates

For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to the Fund, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $94,622. For the year ended Sept. 30, 2004, the aggregate amount was $133,774.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization dated as of ___, 2005 (the "Agreement") is between AXP Income Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, RiverSource Selective Fund (the "Selling Fund"), and AXP Fixed Income Series, Inc. (the "Buying Corporation), a Minnesota corporation, on behalf of its series, RiverSource Diversified Bond Fund (the "Buying Fund), and RiverSource Investments, LLC (solely for the purposes of Section 3c and 10 of the Agreement).

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Selling Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.   REORGANIZATION.

     a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.1

3.   VALUATION OF NET ASSETS.

     a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

     b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

     c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of RiverSource Investments, LLC, the investment manager.

4.   LIQUIDATION AND DISSOLUTION OF THE SELLING FUND.

     a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

     b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

     c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

     d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.2

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYING CORPORATION. The Buying Corporation represents and warrants to the Selling Fund as follows:

     a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

     c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

     g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.3

     h.   Liabilities. There are no liabilities of the Buying Fund other than:

          -    liabilities disclosed in the Buying Fund Financial Statements,

          - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

          - liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

     i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

     j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.4

     l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING CORPORATION. The Selling Corporation represents and warrants to the Buying Fund as follows:

     a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

     c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.5

     f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

     g.   Liabilities. There are no liabilities of the Selling Fund other than:

          -    liabilities disclosed in the Selling Fund Financial Statements,

          - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

          - liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

     h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

     i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed,
          (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.6

     k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

     l. Registration Statement. The Selling Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING CORPORATION. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

     c.   Regulatory Approvals.

          - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

          - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.7

     d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Selling Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that:
          (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

     f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.8
          taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING CORPORATION. The obligations of the Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

     c.   Regulatory Approvals.

          - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

          - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       A.9
          upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund;
          (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in
          Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

     e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9. AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

     a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      A.10

     b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

     c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

     d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

     e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2006, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

     f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. EXPENSES. RiverSource Investments, LLC will pay the costs of carrying out the provisions of this Agreement whether or not the Reorganization is completed.

11.  GENERAL.

     a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

     b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      A.11

12.  INDEMNIFICATION.

     Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.


AXP Income Series, Inc.
   on behalf of RiverSource Selective Fund


By
     --------------------------------------------
     Leslie L. Ogg
     Vice President


AXP Fixed Income Series, Inc.
     on behalf of RiverSource Diversified Bond Fund


By
     --------------------------------------------
     Leslie L. Ogg
     Vice President


 The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.

RiverSource Investments, LLC


By
     --------------------------------------------
     Paula R. Meyer
     Senior Vice President and General Manager - Mutual Funds


                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      A.12

EXHIBIT B

MATTERS SUBJECT TO APPROVAL AT REGULAR MEETING OF BUYING FUND

In addition to voting on proposals to elect Board members, to amend the Articles of Incorporation and to approve the IMS Agreement, Buying Fund shareholders will consider the following:

APPROVE OR REJECT CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all funds and to eliminate unnecessary limitations.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:

A. DIVERSIFICATION.

The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional or revised language is [Underline]underlined[/Underline]):

    The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities [Underline]or other investment companies[/Underline], and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       B.1

The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to pay investment advisory, management, or transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.

B. TEN PERCENT LIMITATION IN SINGLE ISSUER.

The Board recommends that the fund's fundamental policy with respect to investment in a single issuer be revised to permit the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional language is underlined):

    The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, [Underline]except that up to 25% of the Fund's assets may be invested without regard to this 10% limitation.[/Underline]

The 10% percent limit in the proposed policy is required under the 1940 Act. Under the 1940 Act, a fund is permitted to invest up to 25% of its assets without regard to the 10% limitation. The Board recommends that shareholders amend the policy so that it reflects the terms of the 1940 Act. The proposal is not expected to materially affect the operation of the fund. However, the adoption of the proposed investment policy will standardize investment policies.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       B.2

C. LENDING

The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

    The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchases agreements.

Currently each of the funds has two policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, certain funds have a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borow money for temporary purposes and not make investments. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       B.3

D. BORROWING

The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

    The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to "emergency or extraordinary purposes". In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing "property". The Board recommends the term be deleted in order to standardize investment policies.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the any of the proposed changes is not approved, the fund will continue to operate under its current policy.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       B.4

EXHIBIT C

MINNESOTA BUSINESS CORPORATION ACT SECTIONS 302A.471 AND 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       C.1

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

SUBDIVISION 2. BENEFICIAL OWNERS.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

SUBDIVISION 3. RIGHTS NOT TO APPLY.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       C.2

SUBDIVISION 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

SUBDIVISION 1. DEFINITIONS.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

SUBDIVISION 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

SUBDIVISION 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

SUBDIVISION 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       C.3

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

SUBDIVISION 5. PAYMENT; RETURN OF SHARES.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       C.4

SUBDIVISION 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

SUBDIVISION 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       C.5

SUBDIVISION 8. COSTS; FEES; EXPENSES.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       C.6

EXHIBIT D

  Prospectus

[RIVERSOURCE(SM) INVESTMENTS LOGO]

  RIVERSOURCE(SM)
  DIVERSIFIED BOND FUND

  PROSPECTUS OCT. 28, 2005

- RIVERSOURCE DIVERSIFIED BOND FUND (FORMERLY AXP(R) DIVERSIFIED BOND FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME WHILE CONSERVING THE VALUE OF THE INVESTMENT FOR THE LONGEST PERIOD OF TIME.

  As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

  NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.1

TABLE OF CONTENTS

THE FUND                                                                     D.3

Objective                                                                    D.3

Principal Investment Strategies                                              D.3

Principal Risks                                                              D.4

Past Performance                                                             D.5

Fees and Expenses                                                            D.8

Other Investment Strategies and Risks                                       D.10

Fund Management and Compensation                                            D.11

BUYING AND SELLING SHARES                                                   D.17

Transactions Through Unaffiliated Financial Intermediaries                  D.17

Valuing Fund Shares                                                         D.18

Investment Options                                                          D.19

Purchasing Shares                                                           D.21

Sales Charges                                                               D.24

Exchanging/Selling Shares                                                   D.30

DISTRIBUTIONS AND TAXES                                                     D.35

Dividends and Capital Gain Distributions                                    D.35

Reinvestments                                                               D.35

Taxes                                                                       D.36

FINANCIAL HIGHLIGHTS                                                        D.37

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); and the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.2

THE FUND

OBJECTIVE

RiverSource Diversified Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 15% in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

- Evaluating the portfolio's total exposure to sectors, industries and securities relative to the Index.

- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.

- Investing in lower-quality (junk) bonds and foreign investments as attractive opportunities arise.

- Targeting an average portfolio duration within one year of the duration of the Index which, as of Aug. 31, 2005, was 4.26 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.3

In evaluating whether to sell a security, the investment manager considers, among other factors:

-  Identification of more attractive investments based on relative value.

- The portfolio's total exposure to sectors, industries and securities relative to the Index.

-  Whether a security's rating has changed or is vulnerable to a change.

-  Whether a sector or industry is experiencing change.

-  Changes in the interest rate or economic outlook.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.4

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart, and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fee and Expenses" for any current fee waivers/expense caps.

BAR CHART. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

TABLE. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. For purposes of the performance calculation in the table we assumed:

-  the maximum sales charge for Class A shares,

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

-  no sales charge for Class Y shares, and

- no adjustments for taxes paid by an investor on the reinvested income and capital gains.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.5

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[CHART]

                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1995   +22.02%
1996    +5.06%
1997    +9.94%
1998    +5.86%
1999    -0.22%
2000    +7.03%
2001    +7.33%
2002    +5.63%
2003    +4.61%
2004    +4.41%

During the periods shown in the bar chart, the highest return for a calendar quarter was +7.79% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -2.53% (quarter ended June 30, 2004).

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Sept. 30, 2005 was 0.00%.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.6

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                                       SINCE             SINCE
                                               1 YEAR     5 YEARS     10 YEARS    INCEPTION (B&Y)    INCEPTION (C)
RiverSource Diversified Bond:
 Class A
  Return before taxes                           -0.55%     +4.77%      +6.51%         N/A                N/A
  Return after taxes on distributions           -1.82%     +2.77%      +3.98%         N/A                N/A
  Return after taxes on distributions
  and sale of fund shares                       -0.37%     +2.81%      +3.98%         N/A                N/A
 Class B
  Return before taxes                           -1.39%     +4.66%        N/A        +5.92%(a)            N/A
 Class C
  Return before taxes                           +2.62%       N/A         N/A          N/A              +5.50%(b)
 Class Y
  Return before taxes                           +4.58%     +5.96%        N/A        +6.88%(a)            N/A
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees,
expenses or taxes)                              +4.34%     +7.71%      +7.72%       +7.38%(c)          +7.66%(d)
Lipper Intermediate Investment
Grade Index                                     +4.28%     +7.33%      +7.21%       +6.91%(c)          +7.40%(d)

(a) Inception date is March 20, 1995.

(b) Inception date is June 26, 2000.

(c) Measurement period started April 1, 1995.

(d) Measurement period started July 1, 2000.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.7

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A    CLASS B      CLASS C    CLASS Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                           4.75%       none         none       none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)       none(b)        5%           1%      none

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                 CLASS A    CLASS B      CLASS C    CLASS Y
Management fees                                               0.49%       0.49%        0.49%      0.49%
Distribution (12b-1) fees                                     0.25%       1.00%        1.00%      0.00%
Other expenses(c)                                             0.25%       0.26%        0.26%      0.34%
Total                                                         0.99%       1.75%        1.75%      0.83%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until __________, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed _____% for Class A; _____% for Class B; ______% for Class C and ______% for Class Y.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.8

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A(a)                                    $571      $776       $  997     $1,635
Class B                                       $578(b)   $851(b)    $1,050(b)  $1,866(c)
Class C                                       $178(b)   $551       $  950     $2,067
Class Y                                       $ 85      $265       $  461     $1,029

(a)  Includes a 4.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A(a)                                     $571       $776       $997     $1,635
Class B                                        $178       $551       $950     $1,866(b)
Class C                                        $178       $551       $950     $2,067
Class Y                                        $ 85       $265       $461     $1,029

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       D.9

OTHER INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.10
certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was __% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.11

PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the liquid assets sector team.

- Joined RiverSource Investments (previously American Express Financial Corporation (AEFC)) in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-  Began investment career in 1988.

-  MBA, Marquette University.

Scott Kirby, Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the structured assets sector team.

- Employed by RiverSource Investments (previously AEFC) from 1979 to 1985 and from 1987 to the present.

-  Began investment career in 1979.

-  MBA, University of Minnesota.

Tom Murphy, CFA, Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the investment grade corporate bond sector team.

-  Joined RiverSource Investments (previously AEFC) in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

-  Began investment career in 1986.

-  MBA, University of Michigan.

Nicholas Pifer, CFA, Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the global sector team.

-  Joined RiverSource Investments (previously AEFC) in 2000.

-  Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

-  Began investment career in 1990.

-  MA, Johns Hopkins University School of Advanced International Studies.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.12

Jennifer Ponce de Leon, Portfolio Manager

-  Co-managed the Fund since 2003.

-  Leader of the high yield sector team.

-  Joined RiverSource Investments (previously AEFC) in 1997.

-  Began investment career in 1989.

-  MBA, De Paul University.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

ADMINISTRATION SERVICES. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

CUSTODY SERVICES. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, including this Fund for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.13

DISTRIBUTION SERVICES. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

TRANSFER AGENCY SERVICES. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses" RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.14

PAYMENTS TO FINANCIAL INTERMEDIARIES

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.15

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund has received an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, holders of a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If shareholder approval is received, the Fund may add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

AFFILIATED FUNDS-OF-FUNDS. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.16

BUYING AND SELLING SHARES

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at
(888) 791-3380.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.17

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of high yield securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.18

INVESTMENT OPTIONS

1. CLASS A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. CLASS B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. CLASS C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. CLASS Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.19

INVESTMENT OPTIONS SUMMARY

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:

                                             CLASS A              CLASS B              CLASS C             CLASS Y
------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to all     Available to all     Available to all    Limited to
                                             investors.           investors.           investors.          qualifying
                                                                                                           institutional
                                                                                                           investors.

INITIAL SALES CHARGE                         Yes. Payable at      No. Entire           No. Entire          No. Entire
                                             time of purchase.    purchase price is    purchase price is   purchase price is
                                             Lower sales charge   invested in shares   invested in         invested in shares
                                             for larger           of the Fund.         shares of the       of the Fund.
                                             investments.                              Fund.

DEFERRED SALES CHARGE                        On purchases over    Maximum 5% CDSC      1% CDSC may apply   None.
                                             $1,000,000, 1%       during the first     if you sell your
                                             CDSC may apply if    year decreasing to   shares within one
                                             you sell your        0% after six         year after
                                             shares within one    years.               purchase.
                                             year after
                                             purchase.

12b-1 DISTRIBUTION FEE AND/OR SHAREHOLDER    Yes.                 Yes.                 Yes.                Yes.
SERVICE FEE*                                 0.25%                1.00%                1.00%               0.10%

CONVERSION TO CLASS A                        N/A                  Yes, automatically   No.                 No.
                                                                  in ninth year of
                                                                  ownership.

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

SHOULD YOU PURCHASE CLASS A, CLASS B OR CLASS C SHARES?

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.20

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES

Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

TO PURCHASE SHARES WITH A FINANCIAL INTERMEDIARY OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS POLICIES OF THE RIVERSOURCE FUNDS AND HOW YOU CAN PURCHASE FUND SHARES FROM AMERIPRISE FINANCIAL SERVICES.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.21

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

IMPORTANT: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

-  a $50 penalty for each failure to supply your correct TIN,

- a civil penalty of $500 if you make a false statement that results in no backup withholding, and

-  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

HOW TO DETERMINE THE CORRECT TIN

FOR THIS TYPE OF ACCOUNT:                                     USE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER OF:
Individual or joint account                                   The individual or one of the owners listed on the joint
                                                              account

Custodian account of a minor                                  The minor
(Uniform Gifts/Transfers to Minors Act)

A revocable living trust                                      The grantor-trustee (the person who puts the money into the trust)

An irrevocable trust, pension trust or estate                 The legal entity (not the personal representative or trustee, unless no legal entity is designated in the account title)

Sole proprietorship or single-owner LLC                       The owner

Partnership or multi-member LLC                               The partnership

Corporate or LLC electing corporate status on Form 8832       The corporation

Association, club or tax-exempt  organization                 The organization

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.22

METHODS OF PURCHASING SHARES

BY MAIL

Once your account has been established, send your check to:

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNTS

Initial investment:           $2,000*

Additional investments:       $500**

Account balances:             $300

Qualified account balances:   none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

 *   $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

BY SCHEDULED INVESTMENT PLAN

MINIMUM AMOUNTS

Initial investment:           $2,000*

Additional investments:       $100**

Account balances:             none (on a scheduled investment plan with
                              monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for accounts outside of a brokerage account.

** $50 minimum per payment for qualified accounts outside of a brokerage account.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.23

BY WIRE OR ELECTRONIC FUNDS TRANSFER

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

BY TELEPHONE

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:
(800) 297-7378 for brokerage accounts
(800) 967-4377 for wrap accounts

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:

                                                                   MAXIMUM
                          AS A % OF           AS A % OF       RE-ALLOWANCE AS A
TOTAL MARKET VALUE    PURCHASE PRICE**  NET AMOUNT INVESTED  % OF PURCHASE PRICE
Up to $49,999               4.75%               4.99%                4.00%
$50,000-$99,999             4.25                4.44                 3.50
$100,000-$249,999           3.50                3.63                 3.00
$250,000-$499,999           2.50                2.56                 2.15
$500,000-$999,999           2.00                2.04                 1.75
$1,000,000 or more***       0.00                0.00                 0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Offering price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.24

RIGHTS OF ACCUMULATION

YOU MAY BE ABLE TO REDUCE THE SALES CHARGE ON CLASS A SHARES, BASED ON THE COMBINED MARKET VALUE OF YOUR ACCOUNTS.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

-  Your current investment in this Fund, and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.

   - Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

-  Individual or joint accounts held outside of a brokerage account;

-  Individual or joint accounts held through a brokerage account;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.25

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service ADVANTAGE (SPS);

-  Investments in Class D, Class E, or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

-  Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR YOUR INVESTMENT PROFESSIONAL IN WRITING WITH INFORMATION ABOUT ALL OF THE ACCOUNTS THAT MAY COUNT TOWARD A SALES CHARGE REDUCTION, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE REDUCTIONS FOR WHICH YOU MAY BE ELIGIBLE.

For more information on rights of accumulation, please see the SAI.

LETTER OF INTENT (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.26

HOLDINGS MORE THAN 90 DAYS OLD. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."

NOTIFICATION OBLIGATION. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

Sales charges do not apply to:

- current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

- current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents

- registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

- shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.

- direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.27

-  purchases made:

   - with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

   - through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   - within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   - through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR INVESTMENT PROFESSIONAL WITH INFORMATION IN WRITING ABOUT ALL OF THE FACTORS THAT MAY COUNT TOWARD A WAIVER OF THE SALES CHARGE, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE WAIVERS FOR WHICH YOU MAY BE ELIGIBLE.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE (CDSC) ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                    THE CDSC PERCENTAGE RATE IS:*
First year                                                       5%
Second year                                                      4%
Third year                                                       4%
Fourth year                                                      3%
Fifth year                                                       2%
Sixth year                                                       1%
Seventh year                                                     0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.28

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.29

WAIVERS OF THE CDSC FOR CLASS B SHARES

The CDSC will be waived on sales of shares:

-  in the event of the shareholder's death,

-  held in trust for an employee benefit plan, or

- held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -  at least 59 1/2 years old AND

   - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   - selling under an approved substantially equal periodic payment arrangement.

WAIVERS OF THE CDSC FOR CLASS C SHARES

The CDSC will be waived on sales of shares in the event of the shareholder's death.

EXCHANGING/SELLING SHARES

TO SELL OR EXCHANGE SHARES HELD WITH FINANCIAL INTERMEDIARIES OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS POLICIES OF THE RIVERSOURCE FUNDS ON HOW YOU CAN EXCHANGE OR SELL SHARES HELD WITH AMERIPRISE FINANCIAL SERVICES.

EXCHANGES

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.30

FUNDS THAT INVEST IN SECURITIES WHICH TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. TO THE EXTENT THAT THE FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE KINDS OF SECURITIES IN WHICH THE FUND INVESTS. SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE FUND'S POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE FUND'S BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. THE FUND SEEKS TO ENFORCE THIS POLICY AS FOLLOWS:

- The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.31

Other exchange policies:

-  Exchanges must be made into the same class of shares of the new fund.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

-  Once we receive your exchange request, you cannot cancel it.

-  Shares of the new fund may not be used on the same day for another exchange.

- If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

SELLING SHARES

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.32

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

BY REGULAR OR EXPRESS MAIL

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

Include in your letter:

-  your account number

-  the name of the fund(s)

-  the class of shares to be exchanged or sold

-  your Social Security number or Employer Identification number

-  the dollar amount or number of shares you want to exchange or sell

-  specific instructions regarding delivery or exchange destination

- signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

-  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

BY TELEPHONE

(800) 297-7378 for brokerage accounts
(800) 967-4377 for wrap accounts
(800) 862-7919 for non-brokerage/wrap accounts

- Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

- Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

- Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

-  Telephone privileges may be modified or discontinued at any time.

MINIMUM SALE AMOUNT:    $100
MAXIMUM SALE AMOUNT:    $100,000

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.33

BY WIRE

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

-  Minimum amount: $1,000

-  Pre-authorization is required.

-  A service fee may be charged against your account for each wire sent.

BY SCHEDULED PAYOUT PLAN

-  Minimum payment: $100*

- Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

- Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

*  Minimum is $50 in a non-brokerage/wrap account.

ELECTRONIC TRANSACTIONS

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.34

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as DIVIDENDS. Dividends will generally be composed of ordinary dividend income (which may include interest income, short-term capital gains and non-qualifying dividends). It is unlikely the Fund will distribute qualifying dividend income, which is eligible for preferential tax rates under current tax law. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

-  you request distributions in cash, or

- you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.35

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.36

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                      2005            2004            2003         2002         2001
Net asset value, beginning of period                             $ 4.87          $ 4.78          $ 4.75       $ 4.86       $ 4.70
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                        .18             .18             .20          .25          .31
Net gains (losses) (both realized and unrealized)                   .03             .08             .03         (.10)         .17
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .21             .26             .23          .15          .48
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.19)           (.17)           (.20)        (.25)        (.32)
Tax return of capital                                                --              --              --         (.01)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.19)           (.17)           (.20)        (.26)        (.32)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 4.89          $ 4.87          $ 4.78       $ 4.75       $ 4.86
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                          $1,774          $1,933          $2,280       $2,438       $2,390
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                    .94%(c)         .98%(c)         .97%         .95%         .94%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                             3.67%           3.55%           4.16%        5.17%        6.51%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                                   300%            279%            256%         169%         115%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                    4.38%           5.54%           4.91%        3.13%       10.48%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.02% and 1.00% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.37

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                      2005            2004            2003         2002         2001
Net asset value, beginning of period                              $4.88           $4.78           $4.75        $4.86        $4.70
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                        .15             .14             .16          .21          .27
Net gains (losses) (both realized and unrealized)                   .01             .09             .03         (.10)         .17
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .16             .23             .19          .11          .44
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.15)           (.13)           (.16)        (.21)        (.28)
Tax return of capital                                                --              --              --         (.01)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.15)           (.13)           (.16)        (.22)        (.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $4.89           $4.88           $4.78        $4.75        $4.86
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                           $ 484           $ 628           $ 902       $1,047        $ 954
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                   1.70%(c)        1.73%(c)        1.73%        1.71%        1.70%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                             2.92%           2.78%           3.40%        4.40%        5.74%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                                   300%            279%            256%         169%         115%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                    3.39%           4.95%           4.12%        2.35%        9.65%
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nea.rest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.78% and 1.75% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.38

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                      2005            2004            2003         2002         2001
Net asset value, beginning of period                              $4.88           $4.78           $4.75        $4.86        $4.71
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                        .15             .14             .16          .21          .27
Net gains (losses) (both realized and unrealized)                   .02             .09             .03         (.10)         .16
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .17             .23             .19          .11          .43
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.15)           (.13)           (.16)        (.21)        (.28)
Tax return of capital                                                --              --              --         (.01)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.15)           (.13)           (.16)        (.22)        (.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $4.90           $4.88           $4.78        $4.75        $4.86
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                           $  18           $  21           $  27        $  24        $  10
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                   1.70%(c)        1.73%(c)        1.74%        1.72%        1.70%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                             2.93%           2.79%           3.34%        4.33%        5.62%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                                   300%            279%            256%         169%         115%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                    3.60%           4.95%           4.11%        2.35%        9.43%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.79% and 1.75% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.39

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED AUG. 31,                                       2005            2004            2003         2002         2001
Net asset value, beginning of period                              $4.88           $4.78           $4.75        $4.86        $4.70
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                        .19             .18             .21          .25          .32
Net gains (losses) (both realized and unrealized)                   .02             .10             .03         (.10)         .17
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .21             .28             .24          .15          .49
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (.20)           (.18)           (.21)        (.25)        (.33)
Tax return of capital                                                --              --              --         (.01)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.20)           (.18)           (.21)        (.26)        (.33)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $4.89           $4.88           $4.78        $4.75        $4.86
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                           $ 202           $ 203           $ 268        $ 297        $ 533
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                    .78%(c)         .81%(c)         .81%         .78%         .78%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                             3.85%           3.70%           4.34%        5.30%        6.66%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                                   300%            279%            256%         169%         115%
---------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                    4.34%           5.92%           5.08%        3.29%       10.65%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.85% and 0.83% for the years ended Aug. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.40

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

RiverSource Investments Website address:
riversource.com/investments

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-2503

TICKER SYMBOL
Class A: INBNX    Class B: ININX
Class C: AXBCX    Class I: --
Class Y: --


[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

                                                             S-6495-99 Y (10/05)

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                      D.41

                       THIS PAGE LEFT BLANK INTENTIONALLY

EXHIBIT E

BOARD EFFECTIVENESS COMMITTEE CHARTER

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

-  The responsibilities and duties of the Board;

- The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

- The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

- The annual evaluation of the Board's performance and the attendance of members; and

-  The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       E.1

                       THIS PAGE LEFT BLANK INTENTIONALLY

EXHIBIT F

JOINT AUDIT COMMITTEE CHARTER

MEMBERSHIP AND QUALIFICATIONS

The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensations from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

- Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-  An understanding of audit committee functions.

A person shall have acquired such attributes through:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

- Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

-  Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       F.1

PURPOSES OF THE COMMITTEE

The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

- Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

- Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

- Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

- Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

DUTIES AND POWERS

To carry out its purposes, the Committee shall have the following duties and powers:

- Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

-  Meet with representatives of the Auditor to:

   - Review and evaluate matters potentially affecting its independence and capabilities by:

      - Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;

      - Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       F.2

      - Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.

   - Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;

   - Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

- Meet with representatives of American Express Enterprise Risk and Assurance Services to:

   - Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;

   - Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American Express Company's General Auditor;

   - Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"

   -  Review its budget, staffing and proposed audit plans each year; and

   - Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

- Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:

   - Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;

   - Resolve any disagreements between American Express Financial Corporation and the Auditor;

   - Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       F.3

   - Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;

   - Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

- Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

- Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

- Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

- Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

- Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President - Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

- Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;

- Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       F.4
conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

ROLE AND RESPONSIBILITIES

The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       F.5

OPERATIONS

The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

                  RIVERSOURCE SELECTIVE FUND -- PROXY STATEMENT
                                       F.6

                                                                S-6387 A (12/05)
                                ezVote(SM)Consolidated Proxy Card
PROXY TABULATOR
P.O. BOX 9132                   This form is your EzVote Consolidated Proxy.
HINGHAM, MA 02043-9132          It reflects all of your accounts registered to
                                the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99 <-
                                                               RIVERSOURCE FUNDS
                                      (formerly known as AMERICAN EXPRESS FUNDS)
AXP INCOME SERIES, INC.            PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
RIVERSOURCE SELECTIVE FUND                                     FEBRUARY 15, 2006

Your fund will hold a shareholders' meeting at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN, at _____ [a.m./p.m.] on February 15, 2006. You are entitled to vote at the meeting if you were a shareholder on December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on February 15, 2006, and any adjournment thereof.

                                           Date __________________


                                Signature(s) (Joint owners)    (Sign in the Box)

                                Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                         AMEX Selective EZ - DH

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS


                                              THREE EASY WAYS TO VOTE

        To vote by Telephone                       To vote by Internet                        To vote by Mail
1) Read the proxy statement and have the   1) Read the proxy statement and have      1) Read the Proxy Statement.
   Consolidated Proxy Card at hand.           Consolidated Proxy Card at hand.       2) Check the appropriate boxes on the
2) Call 1-888-221-0697.                    2) Go to www.proxyweb.com                    reverse side.
3) Follow the recorded instructions.       3) Follow the on-line directions.         3) Sign and date the proxy card.
                                                                                     4) Return the proxy card in the envelope
                                                                                        provided.

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

LABEL BELOW FOR MIS USE ONLY!                                    INDIVIDUAL BALLOTS
M1197                                                            On the reverse side of this form (and on accompanying pages,
AMERICAN EXPRESS - AMERIPRISE                                    if necessary) you will find individual ballots, one for each of
AXP INCOME SERIES, INC                                           your accounts. If you would wish to vote each of these accounts
RIVERSOURCE SELECTIVE FUND                                       separately, sign in the signature box below, mark each individual
ORIGINAL EZVOTE 10-06-05 KD                                      ballot to indicate your vote, detach the form at the perforation
DOREEN (AMEX-RIVERSOURCE SELECTIVE EZVOTE 2006 DH)               above and return the individual ballots portion only.

                                                                 NOTE: If you choose to vote each account separately, do
                                                                 not return the  Consolidated Proxy Card above.


                                                                 Date _____________________________

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
                                                                 -------------------------------------------------------
                                                                 Signature(s) (Joint owners)          (Sign in the Box)
OK TO PRINT AS IS*_______ *By signing this form you are          Note: Please sign this proxy exactly as your
authorizing MIS to print this form in its current state.         name or names appears on this card. Joint owners
                                                                 should each sign personally. Trustees and other
                                                                 fiduciaries should indicate the capacity in
                                                                 which they sign, and where more than one name
                                                                 appears, a majority must sign. If a corporation,
                                                                 this signature should be that of an authorized
---------------------------------------------------------        officer who should state his or her title.
SIGNATURE OF PERSON AUTHORIZING PRINTING         DATE

                                                                                                 AMEX Selective IND - DH

                                ezVote(SM)Consolidated Proxy Card


                                Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

                                PLEASE DO NOT USE FINE POINT PENS.


If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                                        FOR  AGAINST  ABSTAIN
1. Approve the Agreement and Plan of Reorganization.    [ ]    [ ]      [ ]   1.
2. ELECTION OF BOARD MEMBERS.
                                                        FOR  WITHHOLD  FOR ALL
                                                        ALL     ALL     EXCEPT

   (01) Arne H. Carlson        (05) Catherine James Paglia
   (02) Patricia M. Flynn      (06) Alan K. Simpson     [ ]    [ ]      [ ]   2.
   (03) Anne P. Jones          (07) Alison Taunton-Rigby
   (04) Stephen R. Lewis, Jr.  (08) William F. Truscott

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line below.)

                                                        FOR  AGAINST  ABSTAIN
3. Approve an Amendment to the Articles of
   Incorporation.                                       [ ]    [ ]      [ ]   3.

4. Approve an Investment Management Services Agreement
   with RiverSource Investments, LLC.                   [ ]    [ ]      [ ]   4.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                          AMEX Selective EZ - DH

        IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN
                             THE INDIVIDUAL BALLOTS


                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

     000 0000000000 000 0                                                 000 0000000000 000 0
     JOHN Q. PUBLIC                                                       JOHN Q. PUBLIC
     123 MAIN STREET                                                      123 MAIN STREET
     ANYTOWN, MA 02030          999 999 999 999 99                        ANYTOWN, MA 02030          999 999 999 999 99
     FUND NAME PRINTS HERE                                                FUND NAME PRINTS HERE

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
1. Approve the Agreement                                             1. Approve the Agreement
   and Plan of                                                          and Plan of
   Reorganization.            [ ]         [ ]         [ ]               Reorganization.            [ ]         [ ]         [ ]

2. ELECTION OF BOARD                                                 2. ELECTION OF BOARD
   MEMBERS.                    FOR       WITHHOLD    FOR ALL            MEMBERS.                    FOR       WITHHOLD    FOR ALL
(See Nominee list on           ALL         ALL       EXCEPT*         (See Nominee list on           ALL         ALL       EXCEPT*
consolidated ballot.)                                                consolidated ballot.)

*EXCEPT____________________   [ ]         [ ]         [ ]            *EXCEPT____________________    [ ]         [ ]         [ ]

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
3. Amend the Articles of                                             3. Amend the Articles of
   Incorporation.             [ ]         [ ]         [ ]               Incorporation.             [ ]         [ ]         [ ]

4. Approve Service                                                   4. Approve Service
   Agreement.                 [ ]         [ ]         [ ]               Agreement.                 [ ]         [ ]         [ ]

                                                                     LABEL BELOW FOR MIS USE ONLY!
                                                                     M1197
                                                                     AMERICAN EXPRESS - AMERIPRISE
                                                                     AXP INCOME SERIES, INC
                                                                     RIVERSOURCE SELECTIVE FUND
                                                                     ORIGINAL EZVOTE 10-06-05 KD
                                                                     DOREEN (AMEX-RIVERSOURCE SELECTIVE EZVOTE 2006 DH)

                                                         AMEX Selective IND - DH

AXP(R) INCOME SERIES, INC.
   - RiverSource(SM) Selective Fund
     (formerly AXP Selective Fund)

PROXY STATEMENT

                                                                   Dec. 16, 2005

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR YOUR RIVERSOURCE MUTUAL FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

Q: WHAT ORGANIZATION CHANGES HAVE RECENTLY TAKEN PLACE?

On Sept. 30, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) became an independent company from American Express. An affiliate of Ameriprise Financial, RiverSource Investments now serves as investment manager to your fund. As a result, your fund's name and the names of service providers to your fund have changed. Your statements should now reflect this new name and the funds are now listed under RiverSource in the newspaper.

Q: WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, responding by internet or attending the shareholder meeting.

Q: IS MY VOTE IMPORTANT?

Absolutely! While the Board of Directors ("Board") for RiverSource Funds has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.

Q: WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on:

- The merger ("Reorganization") of RiverSource Selective Fund and RiverSource Diversified Bond Fund.

-  Election of Board members.

- An amendment to the Fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation to "RiverSource" consistent with the names of the funds.

- An Investment Management Services Agreement (IMS Agreement) with RiverSource Investments, LLC.

We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.

Q: IF APPROVED, WHEN WILL THE MERGER HAPPEN?

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.

Q: WHAT DO BOARD MEMBERS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?

In September, the Fund's investment manager, Ameriprise Financial, Inc. (formerly known as American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the arrangement.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: HOW DO I VOTE?

You can vote in one of four ways:

-  By mail with the enclosed proxy card

-  By telephone

-  By web site

-  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.

                       Statement of Additional Information

                                  Dec. 16, 2005

                        AXP(R) Fixed Income Series, Inc.

                      RiverSource(SM) Diversified Bond Fund

This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this SAI.

1.    RiverSource Diversified Bond Fund's most recent SAI, dated Oct. 3, 2005.

2. RiverSource Diversified Bond Fund's most recent annual report, for the period ended Aug. 31, 2005.

3.    RiverSource Selective Fund's most recent SAI, dated July 29, 2005.

4. RiverSource Selective Fund's most recent annual report, for the period ended May 31, 2005.

This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (877) 256-6085 or writing RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RiverSource Diversified Bond Fund

RiverSource Selective Fund

Introduction to Proposed Fund Merger

Aug. 31, 2005

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2005. These statements have been derived from financial statements prepared for RiverSource Diversified Bond Fund and RiverSource Selective Fund as of Aug. 31, 2005. RiverSource Diversified Bond Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage and asset-backed securities. RiverSource Selective Fund invests all of its assets in Quality Income Portfolio, a series of Income Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in bonds, which are investment grade and denominated in U.S. dollars.

Under the proposed Agreement and Plan of Reorganization, Class A shares of the RiverSource Selective Fund would be exchanged for Class A shares of the RiverSource Diversified Bond Fund. Class B shares of the RiverSource Selective Fund would be exchanged for Class B shares of the RiverSource Diversified Bond Fund. Class C shares of the RiverSource Selective Fund would be exchanged for Class C shares of the RiverSource Diversified Bond Fund. Class I shares of the RiverSource Selective Fund would be exchanged for Class I shares of the RiverSource Diversified Bond Fund. Class Y shares of the RiverSource Selective Fund would be exchanged for Class Y shares of the RiverSource Diversified Bond Fund.

The pro forma combining statements have been prepared to give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Diversified Bond Fund, as if the transaction had occurred at the beginning of the fiscal year ending Aug. 31, 2005.

2   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

RiverSource Diversified Bond Fund

RiverSource Selective Fund Pro forma combining

Pro forma combining
Statement of assets and liabilities
                                                                 RiverSource   RiverSource
                                                                 Diversified    Selective     Pro forma                  Pro forma
Aug. 31, 2005 (Unaudited)                                          Bond Fund       Fund       Adjustments                 Combined
 Assets
Investments in securities, at cost (Note 2)                 $2,548,650,816   $        --  $ 914,853,014(a)           $3,463,503,830
                                                            --------------   -----------  -------------              --------------
Investments in securities, at value* (Note 2)               $2,556,951,047   $        --  $ 919,957,764(a)           $3,476,908,811
Investment in Portfolio (Note 2)                                        --   879,765,683   (879,765,683)(a)                      --
Cash in bank on demand deposit                                          --            --             --                          --
Capital shares receivable                                          479,976        29,875             --                     509,851
Dividends and accrued interest receivable (Note 2)              15,852,024            --      5,780,725(a)               21,632,749
Receivable for investment securities sold (Note 2)             206,792,872            --     87,940,716(a)              294,733,588
Receivable from RiverSource Investments, LLC (Note 2)                   --            --         89,190(g)                   89,190
Unrealized appreciation on swap transactions, at value
   (Note 2)                                                        878,275            --        331,006(a)                1,209,281
                                                            --------------   -----------  -------------              --------------
Total assets                                                 2,780,954,194   879,795,558    134,333,718               3,795,083,470
                                                            --------------   -----------  -------------              --------------
Liabilities
Disbursements in excess of cash on demand deposit (Note 2)         887,631            --        173,197(a)                1,060,828
Dividends payable to shareholders                                  451,716       168,153             --                     619,869
Capital shares payable                                             164,578        76,626             --                     241,204
Payable for investment securities purchased (Note 2)           140,630,243            --     73,567,586(a)              214,197,829
Payable upon return of securities loaned (Note 2)               18,330,000            --      9,234,879(a)               27,564,879
Accrued investment management services fee (Note 2)                 33,907            --     (1,984,712)(a),(b)          (1,950,805)
Accrued distribution fee                                           538,031       160,952             --                     698,983
Accrued service fee                                                    553           129             --                         682
Accrued transfer agency fee                                          2,626         1,669             --                       4,295
Accrued administrative services fee (Note 2)                         3,122         1,202        487,541(c)                  491,865
Other accrued expenses (Note 2)                                    324,785        54,264       (123,647)(a),(d),(e),(f)     255,402
Forward Sale Commitments, at value (
   proceeds receivable $139,123,964
   for RiverSource Diversified Bond Fund and proceeds
   receivable $50,768,433 for RiverSource
   Selective Fund) (Note 2)                                    140,462,038            --     51,226,682(a)              191,688,720
                                                            --------------   -----------  -------------              --------------
Total liabilities                                              301,829,230       462,995    132,581,526                 434,873,751
                                                            --------------   -----------  -------------              --------------
Net assets applicable to outstanding capital stock          $2,479,124,964  $879,332,563  $   1,752,192              $3,360,209,719
                                                            ==============  ============  =============              ==============
Represented by
Capital stock -- $.01 par value (Note 3)                    $    5,068,498  $  1,012,382  $     789,410              $    6,870,290
Additional paid-in capital (Note 3)                          2,579,293,685   904,470,148       (789,410)              3,482,974,423
Undistributed (excess of distributions over)
   net investment income (Note 2)                                5,270,078      (135,196)     1,752,192                   6,887,074
Accumulated net realized gain (loss)                          (117,341,155)  (30,555,103)            --                (147,896,258)
Unrealized appreciation (depreciation)
   on investments and on translation of assets
   and liabilities in foreign currencies                         6,833,858     4,540,332             --                  11,374,190
                                                            --------------   -----------  -------------              --------------
Total -- representing net assets applicable
   to outstanding capital stock                             $2,479,124,964  $879,332,563  $   1,752,192              $3,360,209,719
                                                            ==============  ============  =============              ==============
Net assets applicable to outstanding shares: Class A        $1,774,392,052  $568,270,394  $   1,222,226              $2,343,884,672
                                             Class B        $  484,320,317  $107,242,362  $     308,633              $  591,871,312
                                             Class C        $   18,092,300  $  4,006,610  $      11,530              $   22,110,440
                                             Class I        $        9,963  $152,498,448  $      79,567              $  152,587,978
                                             Class Y        $  202,310,332  $ 47,314,749  $     130,236              $  249,755,317
Shares outstanding (Note 3):                 Class A shares    362,799,390    65,421,428             --                 479,260,048
                                             Class B shares     99,003,330    12,348,634             --                 120,997,399
                                             Class C shares      3,693,765       461,303             --                   4,513,794
                                             Class I shares          2,037    17,555,166             --                  31,204,085
                                             Class Y shares     41,351,259     5,451,649             --                  51,053,710
Net asset value per share of
   outstanding capital stock:                Class A                 $4.89  $       8.69   $         --              $         4.89
                                             Class B                 $4.89  $       8.68   $         --              $         4.89
                                             Class C                 $4.90  $       8.69   $         --              $         4.90
                                             Class I                 $4.89  $       8.69   $         --              $         4.89
                                             Class Y                 $4.89  $       8.68   $         --              $         4.89
                                                            --------------   -----------  -------------              --------------
* Including securities on loan, at value (Note 2)           $   18,115,920  $         --    $ 9,234,879(a)           $   27,350,799
                                                            --------------   -----------  -------------              --------------

See accompanying notes to pro forma financial statements.

3   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

RiverSource Diversified Bond Fund

RiverSource Selective Fund

Pro forma combining
Statement of operations
                                                                    RiverSource    RiverSource
                                                                    Diversified     Selective      Pro forma          Pro forma
Year ended Aug. 31, 2005 (Unaudited)                                  Bond Fund        Fund        Adjustments         Combined

Investment income

Income:
Interest                                                            $120,064,422   $41,006,745   $        --         $161,071,167
Fee income from securities lending                                       361,192       166,712            --              527,904
                                                                    ------------   -----------   -----------         ------------
Total income                                                         120,425,614    41,173,457            --          161,599,071
                                                                    ------------   -----------   -----------         ------------
Expenses:
Expenses allocated from Portfolio (Note 2)                                    --     5,011,437    (5,011,437)(a)               --
Investment management services fee (Note 2)                           13,003,467            --     2,793,477(a),(b)    15,796,944
Distribution fee
   Class A                                                             4,534,413     1,550,727            --            6,085,140
   Class B                                                             5,752,444     1,360,696            --            7,113,140
   Class C                                                               193,278        46,375            --              239,653
Transfer agency fee                                                    4,365,376     1,131,176            --            5,496,552
Incremental transfer agency fee
   Class A                                                               239,386        77,977            --              317,363
   Class B                                                               149,792        35,628            --              185,420
   Class C                                                                 5,897         1,444            --                7,341
Service fee -- Class Y                                                   198,919        54,909            --              253,828
Administrative services fees and expenses (Note 2)                     1,259,427       464,620       487,541(c)         2,211,588
Custodian fees (Note 2)                                                  207,936            --        42,064(a),(d)       250,000
Compensation of board members (Note 2)                                    22,793         9,573        (7,366)(a),(e)       25,000
Printing and postage                                                     619,638       141,850            --              761,488
Registration fees                                                        109,340        53,990            --              163,330
Audit fees (Note 2)                                                       45,000        11,000       (11,000)(a),(f)       45,000
Other (Note 2)                                                           105,201        22,515        48,491(a)           176,207
                                                                    ------------   -----------   -----------         ------------
Total expenses                                                        30,812,307     9,973,917    (1,658,230)          39,127,994
   Expenses waived/reimbursed by RiverSource
   Investments, LLC (Note 2)                                          (2,024,845)     (758,444)      (89,190)(g)       (2,872,479)
                                                                    ------------   -----------   -----------         ------------
                                                                      28,787,462     9,215,473    (1,747,420)          36,255,515
   Earnings credits on cash balances                                    (117,177)      (36,841)       (4,772)(a)         (158,790)
                                                                    ------------   -----------   -----------         ------------
Total net expenses                                                    28,670,285     9,178,632    (1,752,192)          36,096,725
                                                                    ------------   -----------   -----------         ------------
Investment income (loss) -- net                                       91,755,329    31,994,825     1,752,192          125,502,346
                                                                    ------------   -----------   -----------         ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                              29,398,036     5,990,494            --           35,388,530
   Foreign currency transactions                                        (215,482)      (21,848)           --             (237,330)
   Futures contracts                                                     208,446    (3,822,594)           --           (3,614,148)
   Swap transactions                                                    (467,823)     (180,348)           --             (648,171)
                                                                    ------------   -----------   -----------         ------------
Net realized gain (loss) on investments                               28,923,177     1,965,704            --           30,888,881
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities
   in foreign currencies                                             (14,927,428)     (714,370)           --          (15,641,798)
                                                                    ------------   -----------   -----------         ------------
Net gain (loss) on investments and foreign currencies                 13,995,749     1,251,334            --           15,247,083
                                                                    ------------   -----------   -----------         ------------
Net increase (decrease) in net assets resulting from operations     $105,751,078   $33,246,159   $ 1,752,192         $140,749,429
                                                                    ============   ===========   ===========         ============

See accompanying notes to pro forma financial statements.

4   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

RiverSource Diversified Bond Fund

RiverSource Selective Fund

Notes to Pro Forma Financial Statements

(Unaudited as to Aug. 31, 2005)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2005. These statements have been derived from financial statements prepared for the RiverSource Diversified Bond Fund and RiverSource Selective Fund as of Aug. 31, 2005.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

RiverSource Diversified Bond Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage and asset-backed securities.

RiverSource Selective Fund invests all of its assets in Quality Income Portfolio, a series of Income Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in bonds, which are investment grade and denominated in U.S. dollars.

The pro forma statements give effect to the proposed transfer of the assets and liabilities of RiverSource Selective Fund in exchange for Class A, B, C, I and Y shares of RiverSource Diversified Bond Fund under U.S. generally accepted accounting principles. The pro forma statements also reflect changes needed regarding the change in structure of RiverSource Selective Fund. Finally, the pro forma statements reflect estimates for the combined RiverSource Diversified Bond Fund based on the increased asset level of the merger and associated economies of scale, adjusted to reflect current fees.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Diversified Bond Fund, as if the transaction had occurred at the beginning of the year presented.

2. PRO FORMA ADJUSTMENTS

(a) To reflect adjustments needed regarding the change in structure of RiverSource Selective Fund from a feeder fund presentation into a reporting format comparable with the accounting survivor.

(b) To reflect the decrease in investment management services fee due to the Reorganization and to include the impact of the proposed new investment management services agreement.

(c) To reflect the decrease in administrative services fees due to the Reorganization and to include the increase due to the revised administrative services agreement.

(d)  To reflect the decrease in custodian fees due to the Reorganization.

(e) To adjust for the change in the compensation of board members due to the Reorganization.

(f)  To reflect the reduction in audit fees due to the Reorganization.

(g) To adjust the expense reimbursement to include the impact of the agreement by RiverSource Investments, LLC and its affiliates to waive certain fees and to absorb certain expenses following the merger.

3. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional Class A, Class B, Class C, Class I and Class Y shares of RiverSource Diversified Bond Fund if the reorganization were to have taken place on Aug. 31, 2005. The pro forma number of Class A shares outstanding of 479,260,048 consists of 116,460,658 shares assumed to be issued to Class A shareholders of the RiverSource Selective Fund, plus 362,799,390 Class A shares of the RiverSource Diversified Bond Fund outstanding as of Aug. 31, 2005. The pro forma number of Class B shares outstanding of 120,997,399 consists of 21,994,069 shares assumed to be issued to Class B shareholders of the RiverSource Selective Fund, plus 99,003,330 Class B shares of the RiverSource Diversified Bond Fund outstanding as of Aug. 31, 2005. The pro forma number of Class C shares outstanding of 4,513,794 consists of 820,029 shares assumed to be issued to Class C shareholders of the RiverSource Selective Fund, plus 3,693,765 Class C shares of the RiverSource Diversified Bond Fund outstanding as of Aug. 31, 2005. The pro forma number of Class I shares outstanding of

5   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

31,204,085 consists of 31,202,048 shares assumed to be issued to Class I shareholders of the RiverSource Selective Fund, plus 2,037 Class I shares of the RiverSource Diversified Bond Fund outstanding as of Aug. 31, 2005. The pro forma number of Class Y shares outstanding of 51,053,710 consists of 9,702,451 shares assumed to be issued to Class Y shareholders of the RiverSource Selective Fund, plus 41,351,259 Class Y shares of the RiverSource Diversified Bond Fund outstanding as of Aug. 31, 2005.

Combined Investments in Securities

RiverSource Diversified Bond Fund

Aug. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (99.3%)
Issuer                              Coupon rate   Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                                    amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Sovereign (1.9%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01/04/07                              6.00% $18,818,000   $6,747,000   $25,565,000(c) $24,359,708  $8,733,922   $33,093,630
United Kingdom Treasury
  (British Pound)
   12/07/06                              7.50    8,906,000    3,223,000    12,129,000(c)  16,710,308   6,047,308    22,757,616
United Mexican States
   09/27/34                              6.75    4,880,000    1,730,000     6,610,000(c)   5,289,920   1,875,320     7,165,240
Total                                                                                     46,359,936  16,656,550    63,016,486

U.S. Government Obligations & Agencies (22.0%)
Federal Farm Credit Bank
   10/10/08                              4.25    9,800,000    3,485,000    13,285,000      9,856,046   3,504,931    13,360,977
Federal Home Loan Bank
   08/11/06                              3.25           --    7,050,000     7,050,000             --   6,998,817     6,998,817
   04/18/08                              4.13    5,615,000    2,585,000     8,200,000      5,626,926   2,590,491     8,217,417
Federal Home Loan Mtge Corp
   09/15/06                              3.63           --    7,265,000     7,265,000             --   7,239,580     7,239,580
   06/15/08                              3.88   51,935,000   18,350,000    70,285,000     51,671,170  18,256,782    69,927,952
   10/15/08                              5.13   33,750,000   21,335,000    55,085,000     34,775,089  21,983,008    56,758,097
   03/18/09                              3.76    6,890,000    2,810,000     9,700,000      6,807,065   2,776,176     9,583,241
   07/15/09                              4.25           --   10,000,000    10,000,000             --  10,043,590    10,043,590
   07/12/10                              4.13   42,370,000   16,052,000    58,422,000     42,293,692  16,023,090    58,316,782
Federal Natl Mtge Assn
   04/13/06                              2.15   33,200,000           --    33,200,000     32,835,265          --    32,835,265
   08/15/08                              3.25   86,170,000           --    86,170,000     84,227,728          --    84,227,728
Overseas Private Investment
  U.S. Govt Guaranty Series 1996A
   09/15/08                              6.99           --    3,888,889     3,888,889             --   4,077,072     4,077,072
U.S. Treasury
   12/31/05                              1.88           --    3,000,000     3,000,000(p)          --   2,982,306     2,982,306
   08/15/07                              3.25           --   14,000,000    14,000,000             --  13,847,428    13,847,428
   02/15/08                              3.38           --    1,500,000     1,500,000             --   1,483,593     1,483,593
   05/15/15                              4.13   18,590,000   13,880,000    32,470,000(r)  18,709,813  13,969,457    32,679,270
   08/15/15                              4.25   32,765,000   11,970,000    44,735,000     33,384,455  12,196,305    45,580,760
   08/15/23                              6.25   90,504,000   19,435,000   109,939,000(p) 112,147,217  24,082,705   136,229,922
   02/15/26                              6.00   56,232,000   32,524,000    88,756,000(p)  68,958,876  39,885,091   108,843,967
U.S. Treasury Inflation-Indexed Bond
   01/15/15                              1.63   25,602,511    9,259,074    34,861,585(h)  25,572,008   9,248,043    34,820,051
Total                                                                                    526,865,350 211,188,465   738,053,815

See accompanying notes to combined investments in securities.

6   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                              Coupon rate   Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                                    amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Asset-Backed (4.1%)
AAA Trust
  Series 2005-2 Cl A1
   11/26/35                              3.74%         $--   $5,351,412    $5,351,412(d,m)       $--  $5,345,875    $5,345,875
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10/20/06                              3.85    2,363,333           --     2,363,333(d,l) 2,363,187          --     2,363,187
  Series 2004-2A Cl A1 (FGIC)
   04/20/08                              2.76    2,000,000      825,000     2,825,000(d,l) 1,959,323     808,221     2,767,544
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl A4 (FSA)
   02/12/09                              3.55    2,660,000           --     2,660,000(l)   2,647,671          --     2,647,671
  Series 2004-CA Cl A3 (AMBAC)
   03/06/09                              3.00    5,500,000    2,000,000     7,500,000(l)   5,438,983   1,977,812     7,416,795
  Series 2005-BM Cl A3 (MBIA)
   02/06/10                              4.05    8,750,000    3,000,000    11,750,000(l)   8,710,354   2,986,407    11,696,761
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04/20/10                              4.29    6,300,000    2,250,000     8,550,000(d,l) 6,257,918   2,234,971     8,492,889
Capital Auto Receivables Asset Trust
  Series 2004-1
   09/15/10                              2.84    3,000,000    1,200,000     4,200,000      2,924,645   1,169,858     4,094,503
  Series 2005-1 Cl A4
   07/15/09                              4.05    7,100,000    2,800,000     9,900,000      7,110,792   2,804,256     9,915,048
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11/15/09                              4.08    4,700,000    1,600,000     6,300,000      4,668,510   1,589,280     6,257,790
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03/15/10                              4.35    2,400,000      900,000     3,300,000      2,406,635     902,488     3,309,123
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10/21/08                              3.53    4,500,000    1,400,000     5,900,000      4,453,740   1,385,608     5,839,348
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09/15/09                              3.40    4,000,000    1,400,000     5,400,000(l)   3,958,280   1,385,398     5,343,678
Metris Master Trust
  Series 2001-2 Cl C
   11/20/09                              5.51    3,425,000           --     3,425,000(d,m) 3,425,000          --     3,425,000
  Series 2004-2 Cl D
   10/20/10                              6.86    1,200,000           --     1,200,000(d,m) 1,218,000          --     1,218,000
  Series 2004-2 Cl M
   10/20/10                              4.00    2,700,000    1,000,000     3,700,000(m)   2,702,565   1,000,950     3,703,515
  Series 2005-1A Cl D
   03/21/11                              5.51    1,375,000           --     1,375,000(d,m) 1,374,995          --     1,374,995
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03/16/09                              2.94    4,300,000    1,500,000     5,800,000      4,236,506   1,477,851     5,714,357
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08/15/07                              2.90    3,000,000    1,450,000     4,450,000      2,968,921   1,434,979     4,403,900
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10/15/08                              3.54    5,475,000    1,900,000     7,375,000      5,418,443   1,880,373     7,298,816
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06/25/35                              4.49    2,660,000      955,000     3,615,000      2,647,942     950,671     3,598,613

See accompanying notes to combined investments in securities.

7   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Asset-Backed (cont.)
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11/25/29                              5.86%  $1,178,876     $440,114    $1,618,990(l)  $1,176,306    $439,154    $1,615,460
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03/12/10                              4.05    7,600,000    2,700,000    10,300,000(l)   7,561,696   2,686,392    10,248,088
WFS Financial Owner Trust
  Series 2004-1 Cl D
   08/22/11                              3.17           --    1,092,057     1,092,057             --   1,076,829     1,076,829
  Series 2004-3 Cl A3
   03/17/09                              3.30    5,000,000    5,000,000    10,000,000      4,952,182   4,952,181     9,904,363
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06/12/09                              3.54    7,500,000    2,750,000    10,250,000      7,423,950   2,722,115    10,146,065
Total                                                                                     98,006,544  41,211,669   139,218,213

Commercial Mortgage-Backed(f) (11.5%)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11/10/42                              5.03    3,600,000    1,250,000     4,850,000      3,699,823   1,284,661     4,984,484
Bank of America-First Union
NB Commercial Mtge
  Series 2001-3 Cl A1
   04/11/37                              4.89    3,308,970    1,203,262     4,512,232      3,344,098   1,216,036     4,560,134
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03/13/40                              4.00           --    2,975,134     2,975,134             --   2,913,222     2,913,222
  Series 2004-T16 Cl A3
   02/13/46                              4.03    3,240,000      600,000     3,840,000      3,194,726     591,616     3,786,342
  Series 2005-PWR8 Cl A1
   06/11/41                              4.21    7,410,978    2,448,130     9,859,108      7,392,006   2,441,862     9,833,868
California State Teachers'
Retirement System Trust
  Series 2002-C6 Cl A3
   11/20/14                              4.46    6,645,827    5,340,397    11,986,224(d)   6,660,137   5,351,895    12,012,032
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11/15/30                              5.68    4,500,000    1,750,000     6,250,000      4,747,593   1,846,286     6,593,879
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09/20/51                              4.15   12,141,109    4,202,692    16,343,801(d)  12,098,072   4,187,794    16,285,866
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09/15/14                              3.79    6,000,000    3,280,000     9,280,000(d,m) 5,973,120   3,265,306     9,238,426
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11/15/36                              4.49    4,931,045    1,890,234     6,821,279      4,938,080   1,892,931     6,831,011
  Series 2004-C1 Cl A2
   01/15/37                              3.52    3,000,000    1,550,000     4,550,000      2,933,706   1,515,748     4,449,454
Federal Natl Mtge Assn #385683
   02/01/13                              4.83    6,321,619           --     6,321,619      6,438,261          --     6,438,261
Federal Natl Mtge Assn #385717
   11/01/12                              4.84    1,172,908    1,824,523     2,997,431      1,192,226   1,854,573     3,046,799
Federal Natl Mtge Assn #386599
   11/01/10                              4.47    1,645,633      556,474     2,202,107      1,638,888     554,193     2,193,081
Federal Natl Mtge Assn #555264
   02/01/13                              5.02    5,743,751           --     5,743,751      5,915,413          --     5,915,413
Federal Natl Mtge Assn #555806
   10/01/13                              5.11      537,301           --       537,301        557,756          --       557,756

See accompanying notes to combined investments in securities.

8   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Commercial Mortgage-Backed(f) (cont.)
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03/10/40                              4.12%  $3,000,000   $3,250,000    $6,250,000     $2,958,600  $3,205,150    $6,163,750
  Series 2005-C3 Cl A1
   07/10/45                              4.59    4,590,000    1,630,000     6,220,000      4,624,331   1,642,192     6,266,523
  Series 2005-C3 Cl A2
   07/10/45                              4.85    3,460,000    1,230,000     4,690,000      3,517,649   1,250,494     4,768,143
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05/12/35                              4.77    7,650,000    2,700,000    10,350,000(d)   7,725,504   2,726,648    10,452,152
General Electric Capital Commercial Mtge
  Series 2001-3 Cl A1
   06/10/38                              5.56    3,516,761    1,394,578     4,911,339      3,612,410   1,432,507     5,044,917
GMAC Commercial Mtge Securities
  Series 1999-C1 Cl B
   05/15/33                              6.30    5,800,000    2,200,000     8,000,000      6,143,449   2,330,274     8,473,723
  Series 2004-C3 Cl A4
   12/10/41                              4.55    4,700,000    1,700,000     6,400,000      4,690,168   1,696,444     6,386,612
  Series 2005-C1 Cl A1
   05/10/43                              4.21    3,632,143    1,276,158     4,908,301      3,620,863   1,272,195     4,893,058
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
   06/10/36                              4.88    2,400,000    1,000,000     3,400,000      2,443,639   1,018,183     3,461,822
  Series 2005-GG3 Cl A1
   08/10/42                              3.92    3,387,067    1,190,050     4,577,117      3,363,019   1,181,601     4,544,620
  Series 2005-GG3 Cl A3
   08/10/42                              4.57    7,225,000    2,650,000     9,875,000      7,229,214   2,651,546     9,880,760
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08/10/38                              4.96    4,300,000    1,600,000     5,900,000      4,383,521   1,631,077     6,014,598
  Series 2005-GG4 Cl A1
   07/10/39                              4.37    5,797,892    2,081,294     7,879,186      5,801,369   2,082,543     7,883,912
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10/12/37                              4.37    3,784,852    1,320,297     5,105,149      3,786,302   1,320,803     5,107,105
  Series 2003-CB6 Cl A1
   07/12/37                              4.39    7,651,905           --     7,651,905      7,613,646          --     7,613,646
  Series 2003-CB6 Cl A2
   07/12/37                              5.26    4,200,000    1,500,000     5,700,000      4,376,803   1,563,144     5,939,947
  Series 2003-LN1 Cl A1
   10/15/37                              4.13    3,457,029    1,273,642     4,730,671      3,406,364   1,254,976     4,661,340
  Series 2003-ML1A Cl A1
   03/12/39                              3.97    3,029,203    1,101,528     4,130,731      2,979,707   1,083,530     4,063,237
  Series 2004-CBX Cl A3
   01/12/37                              4.18    3,000,000    1,000,000     4,000,000      2,967,024     989,008     3,956,032
  Series 2004-CBX Cl A5
   01/12/37                              4.65    5,000,000    1,500,000     6,500,000      5,021,358   1,506,407     6,527,765
  Series 2005-CB11 Cl A3
   08/12/37                              5.20    4,700,000    1,557,000     6,257,000      4,863,327   1,611,107     6,474,434
  Series 2005-LDP2 Cl A1
   07/15/42                              4.33    5,721,867    2,054,004     7,775,871      5,737,144   2,059,488     7,796,632
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06/15/26                              5.39    7,360,000    2,790,000    10,150,000      7,640,829   2,896,456    10,537,285
  Series 2002-C4 Cl A4
   09/15/26                              4.56    5,200,000    1,800,000     7,000,000      5,206,430   1,802,226     7,008,656

See accompanying notes to combined investments in securities.

9   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Commercial Mortgage-Backed(f) (cont.)
LB-UBS Commercial Mtge Trust (cont.)
  Series 2002-C4 Cl A5
   09/15/31                              4.85%  $6,000,000          $--    $6,000,000     $6,100,501         $--    $6,100,501
  Series 2003-C8 Cl A2
   11/15/27                              4.21    7,500,000    5,130,000    12,630,000      7,452,300   5,097,373    12,549,673
  Series 2003-C8 Cl A3
   11/15/27                              4.83    5,250,000    1,150,000     6,400,000      5,322,765   1,165,939     6,488,704
  Series 2004-C2 Cl A3
   03/15/29                              3.97    3,275,000    1,200,000     4,475,000      3,165,026   1,159,704     4,324,730
  Series 2004-C4 Cl A3
   06/15/29                              5.16    3,000,000    1,000,000     4,000,000(m)   3,099,411   1,033,137     4,132,548
  Series 2004-C6 Cl A2
   08/15/29                              4.19    5,250,000    1,995,000     7,245,000      5,208,945   1,979,399     7,188,344
  Series 2004-C6 Cl A4
   08/15/29                              4.58    4,425,000    1,550,000     5,975,000      4,440,719   1,555,506     5,996,225
  Series 2004-C7 Cl A2
   10/15/29                              3.99    5,400,000    1,000,000     6,400,000      5,304,420     982,300     6,286,720
  Series 2004-C8 Cl A2
   12/15/29                              4.20    5,800,000    2,300,000     8,100,000      5,748,496   2,279,576     8,028,072
  Series 2005-C3 Cl A1
   07/15/30                              4.39    3,902,242    1,317,007     5,219,249      3,910,475   1,319,785     5,230,260
  Series 2005-C5 Cl A2
   09/15/40                              4.89    4,600,000    1,500,000     6,100,000      4,667,988   1,522,170     6,190,158
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06/12/43                              4.22    4,569,849    1,759,514     6,329,363      4,557,707   1,754,839     6,312,546
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05/15/40                              3.27    5,400,919    4,136,100     9,537,019      5,165,854   3,956,083     9,121,937
  Series 2004-HQ4 Cl A5
   04/14/40                              4.59    3,600,000    1,350,000     4,950,000      3,597,948   1,349,231     4,947,179
  Series 2004-IQ8 Cl A2
   06/15/40                              3.96    4,884,318    2,100,782     6,985,100      4,840,891   2,082,104     6,922,995
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01/15/39                              5.98   10,900,000    4,335,000    15,235,000     11,768,644   4,680,465    16,449,109
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02/11/36                              3.67    4,340,476    1,519,167     5,859,643      4,241,613   1,484,565     5,726,178
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10/15/41                              4.38    2,000,000    1,500,000     3,500,000      1,992,985   1,494,739     3,487,724
  Series 2005-C16 Cl A3
   10/15/41                              4.62    5,500,000    1,962,000     7,462,000      5,515,590   1,967,561     7,483,151
Total                                                                                    280,538,853 105,988,598   386,527,451

See accompanying notes to combined investments in securities.

10   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed(f,n) (38.4%)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02/25/35                              5.27%  $5,603,629   $1,895,652    $7,499,281(k)  $5,666,421  $1,916,893    $7,583,314
  Series 2005-3 Cl 7A1
   07/25/35                              5.10    6,139,038           --     6,139,038(k)   6,178,417          --     6,178,417
Banc of America Mtge Securities
  Series 2004-E Cl B1
   06/25/34                              4.04    2,942,734           --     2,942,734(k)   2,902,977          --     2,902,977
  Series 2004-F Cl B1
   07/25/34                              4.14    5,294,199    1,831,047     7,125,246(k)   5,252,851   1,816,746     7,069,597
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01/25/34                              6.00    7,291,347    2,310,130     9,601,477      7,393,134   2,342,379     9,735,513
  Series 2003-11 Cl 4A1
   01/25/19                              4.75    3,708,501    1,333,412     5,041,913      3,698,494   1,329,814     5,028,308
  Series 2004-3 Cl 1A1
   04/25/34                              6.00   11,556,909           --    11,556,909     11,845,831          --    11,845,831
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01/25/35                              5.03    7,520,943    2,705,375    10,226,318(k)   7,536,103   2,710,828    10,246,931
  Series 2004-12 Cl 3A1
   02/25/35                              5.19           --    2,039,266     2,039,266(k)          --   2,048,810     2,048,810
Chaseflex Trust
  Series 2005-2 Cl 2A2
   06/25/35                              6.50           --    3,172,946     3,172,946             --   3,265,162     3,265,162
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07/25/18                              4.75    4,435,623    1,506,363     5,941,986      4,410,359   1,497,784     5,908,143
  Series 2005-6CB Cl 1A1
   04/25/35                              7.50    5,997,930    2,134,777     8,132,707      6,286,825   2,237,601     8,524,426
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08/25/34                              4.63    3,544,824    1,173,287     4,718,111(k)   3,485,568   1,153,674     4,639,242
  Series 2005-R2 Cl 2A1
   06/25/35                              7.00    8,176,043    2,975,699    11,151,742(d)   8,669,161   3,155,171    11,824,332
CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
   11/25/18                              6.00    3,715,185           --     3,715,185      3,786,886          --     3,786,886
  Series 2004-AR5 Cl CB1
   06/25/34                              4.42    3,367,444    1,189,559     4,557,003(k)   3,314,749   1,170,945     4,485,694
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01/15/18                              6.50    3,873,181    1,373,219     5,246,400      4,125,454   1,462,661     5,588,115
   03/15/22                              7.00    1,660,835           --     1,660,835      1,658,043          --     1,658,043
   02/15/27                              5.00   10,070,000    4,000,000    14,070,000     10,191,724   4,048,351    14,240,075
   10/15/27                              5.00   21,553,000    7,425,000    28,978,000     21,792,004   7,507,337    29,299,341
   06/15/28                              5.00   13,925,000    4,625,000    18,550,000     14,095,999   4,681,795    18,777,794
   12/15/28                              5.50    6,005,000    2,175,000     8,180,000      6,166,619   2,233,538     8,400,157
   02/15/33                              5.50    9,099,150    3,474,221    12,573,371      9,433,938   3,602,049    13,035,987
  Collateralized Mtge Obligation
  Interest Only
   02/15/14                              7.40    3,690,563    1,342,023     5,032,586(i)     229,036      83,286       312,322
   08/01/20                              8.00   10,223,903    3,688,527    13,912,430(i)   1,763,521     636,234     2,399,755
   10/15/22                             14.56   10,672,675           --    10,672,675(i)     610,196          --       610,196
  Collateralized Mtge Obligation
  Principal Only
   08/01/20                              4.60   10,223,903    3,688,527    13,912,430(j)   8,399,754   3,030,420    11,430,174

See accompanying notes to combined investments in securities.

11   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed (f,n) (cont.)
Federal Home Loan Mtge Corp #170216
   03/01/17                              8.50%         $--      $12,207       $12,207            $--     $13,226       $13,226
Federal Home Loan Mtge Corp #275036
   07/01/16                              8.00           --          140           140             --         150           150
Federal Home Loan Mtge Corp #284190
   01/01/17                              8.00           --        1,026         1,026             --       1,102         1,102
Federal Home Loan Mtge Corp #290970
   04/01/17                              8.00       15,808           --        15,808         16,875          --        16,875
Federal Home Loan Mtge Corp #295114
   06/01/17                              8.50           --        4,116         4,116             --       4,460         4,460
Federal Home Loan Mtge Corp #540861
   09/01/19                              8.50           --       36,300        36,300             --      39,435        39,435
Federal Home Loan Mtge Corp #A00304
   04/01/21                              9.00           --       96,128        96,128             --     104,649       104,649
Federal Home Loan Mtge Corp #B11835
   01/01/19                              5.50           --      728,843       728,843             --     745,070       745,070
Federal Home Loan Mtge Corp #C00103
   03/01/22                              8.50           --      204,867       204,867             --     223,374       223,374
Federal Home Loan Mtge Corp #C00144
   08/01/22                              8.50           --      201,197       201,197             --     219,460       219,460
Federal Home Loan Mtge Corp #C00356
   08/01/24                              8.00      624,134           --       624,134        669,664          --       669,664
Federal Home Loan Mtge Corp #C00666
   10/01/28                              7.00       80,935           --        80,935         84,827          --        84,827
Federal Home Loan Mtge Corp #C53878
   12/01/30                              5.50    2,337,257           --     2,337,257      2,366,188          --     2,366,188
Federal Home Loan Mtge Corp #C62993
   01/01/32                              6.50           --    1,692,998     1,692,998             --   1,754,021     1,754,021
Federal Home Loan Mtge Corp #C63552
   01/01/32                              6.50           --    2,255,948     2,255,948             --   2,354,136     2,354,136
Federal Home Loan Mtge Corp #C64703
   03/01/32                              6.50           --    1,483,530     1,483,530             --   1,545,043     1,545,043
Federal Home Loan Mtge Corp #C67723
   06/01/32                              7.00           --    1,341,628     1,341,628             --   1,411,450     1,411,450
Federal Home Loan Mtge Corp #C78031
   04/01/33                              5.50   11,745,658           --    11,745,658     11,922,489          --    11,922,489
Federal Home Loan Mtge Corp #C79930
   06/01/33                              5.50    8,300,923    3,354,263    11,655,186      8,400,785   3,394,616    11,795,401
Federal Home Loan Mtge Corp #C90767
   12/01/23                              6.00   11,556,730           --    11,556,730     11,904,523          --    11,904,523
Federal Home Loan Mtge Corp #D96300
   10/01/23                              5.50    6,534,781           --     6,534,781      6,651,761          --     6,651,761
Federal Home Loan Mtge Corp #E01127
   02/01/17                              6.50    1,941,898           --     1,941,898      2,010,138          --     2,010,138
Federal Home Loan Mtge Corp #E01419
   05/01/18                              5.50    4,549,999    1,846,684     6,396,683      4,651,301   1,887,799     6,539,100
Federal Home Loan Mtge Corp #E79810
   11/01/14                              7.50           --    1,621,619     1,621,619             --   1,722,025     1,722,025
Federal Home Loan Mtge Corp #E90216
   05/01/17                              6.00    2,069,339           --     2,069,339      2,135,147          --     2,135,147
Federal Home Loan Mtge Corp #E96516
   05/01/13                              4.50    3,126,398    1,930,506     5,056,904      3,122,161   1,927,890     5,050,051
Federal Home Loan Mtge Corp #E98725
   08/01/18                              5.00   14,419,765           --    14,419,765     14,549,256          --    14,549,256
Federal Home Loan Mtge Corp #E99101
   09/01/18                              5.00           --    3,552,539     3,552,539             --   3,585,240     3,585,240
Federal Home Loan Mtge Corp #E99593
   10/01/18                              5.00           --    1,276,726     1,276,726             --   1,288,393     1,288,393

See accompanying notes to combined investments in securities.

12   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed (f,n) (cont.)
Federal Home Loan Mtge Corp #E99684
   10/01/18                              5.00%  $9,250,763   $4,302,520   $13,553,283     $9,335,142  $4,341,765   $13,676,907
Federal Home Loan Mtge Corp #G00286
   02/01/25                              8.00           --      265,254       265,254             --     284,605       284,605
Federal Home Loan Mtge Corp #G01108
   04/01/30                              7.00    5,093,691           --     5,093,691(g)   5,332,408          --     5,332,408
Federal Home Loan Mtge Corp #G01441
   07/01/32                              7.00           --    4,586,308     4,586,308             --   4,798,866     4,798,866
Federal Home Loan Mtge Corp #G01535
   04/01/33                              6.00    8,624,579    5,643,194    14,267,773      8,916,929   5,834,484    14,751,413
Federal Home Loan Mtge Corp #G11302
   07/01/17                              7.00           --    5,388,733     5,388,733             --   5,636,285     5,636,285
Federal Home Loan Mtge Corp #G30225
   02/01/23                              6.00   15,199,368           --    15,199,368     15,661,912          --    15,661,912
Federal Natl Mtge Assn
   09/01/20                              4.50    4,550,000           --     4,550,000(g)   4,511,607          --     4,511,607
   09/01/20                              5.50           --    4,500,000     4,500,000(g)          --   4,595,625     4,595,625
   09/01/20                              6.00   24,000,000    4,000,000    28,000,000(g)  24,765,000   4,127,500    28,892,500
   12/01/33                              5.50    5,958,396           --     5,958,396      6,025,189          --     6,025,189
   12/01/33                              6.50   16,903,129           --    16,903,129     17,491,196          --    17,491,196
   07/01/34                              6.50    9,483,434           --     9,483,434      9,801,139          --     9,801,139
  Collateralized Mtge Obligation
   12/25/26                              8.00    4,115,274    1,448,474     5,563,748      4,372,293   1,538,938     5,911,231
  Collateralized Mtge Obligation
  Interest Only
   12/25/12                             13.29    3,083,805    1,121,384     4,205,189(i)     128,336      46,668       175,004
   12/25/22                              8.27           --    1,114,247     1,114,247(i)          --     143,786       143,786
   12/25/31                              1.19    2,997,188    1,332,083     4,329,271(i)     490,517     218,008       708,525
  Collateralized Mtge Obligation
  Principal Only
   09/01/18                              5.16           --       24,587        24,587(j)          --      22,015        22,015
Federal Natl Mtge Assn #125479
   04/01/27                              7.50           --      408,758       408,758             --     434,275       434,275
Federal Natl Mtge Assn #190899
   04/01/23                              8.50      691,252           --       691,252        745,517          --       745,517
Federal Natl Mtge Assn #190944
   05/01/24                              6.00    8,425,530           --     8,425,530      8,659,748          --     8,659,748
Federal Natl Mtge Assn #190988
   06/01/24                              9.00      592,157           --       592,157        640,068          --       640,068
Federal Natl Mtge Assn #231309
   09/01/23                              6.50      167,530           --       167,530        174,136          --       174,136
Federal Natl Mtge Assn #231310
   09/01/23                              6.50      530,658           --       530,658        551,582          --       551,582
Federal Natl Mtge Assn #250330
   09/01/25                              8.00      445,666           --       445,666        477,876          --       477,876
Federal Natl Mtge Assn #250495
   03/01/26                              7.00    1,019,300           --     1,019,300      1,072,872          --     1,072,872
Federal Natl Mtge Assn #250765
   12/01/26                              8.00           --      389,659       389,659             --     417,730       417,730
Federal Natl Mtge Assn #251116
   08/01/27                              8.00           --      440,530       440,530             --     472,257       472,257
Federal Natl Mtge Assn #252498
   06/01/29                              7.00        8,820           --         8,820          9,257          --         9,257
Federal Natl Mtge Assn #252982
   01/01/30                              8.00           --      322,384       322,384             --     344,948       344,948
Federal Natl Mtge Assn #253883
   08/01/16                              6.00    4,640,029           --     4,640,029      4,792,353          --     4,792,353

See accompanying notes to combined investments in securities.

13   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed (f,n) (cont.)
Federal Natl Mtge Assn #254236
   03/01/17                              6.50%         $--   $2,781,796    $2,781,796            $--  $2,883,759    $2,883,759
Federal Natl Mtge Assn #254383
   06/01/32                              7.50           --      639,725       639,725             --     678,268       678,268
Federal Natl Mtge Assn #254608
   12/01/17                              6.50    1,339,393           --     1,339,393      1,388,487          --     1,388,487
Federal Natl Mtge Assn #254802
   07/01/18                              4.50    3,971,772           --     3,971,772      3,944,369          --     3,944,369
Federal Natl Mtge Assn #254916
   09/01/23                              5.50   10,454,827    3,416,610    13,871,437     10,639,996   3,477,123    14,117,119
Federal Natl Mtge Assn #255788
   06/01/15                              5.50           --    4,469,242     4,469,242             --   4,576,764     4,576,764
Federal Natl Mtge Assn #268071
   01/01/24                              6.50      163,729           --       163,729        170,185          --       170,185
Federal Natl Mtge Assn #303226
   02/01/25                              8.00      201,866           --       201,866        216,503          --       216,503
Federal Natl Mtge Assn #313049
   08/01/11                              8.50    1,847,533           --     1,847,533      1,953,848          --     1,953,848
Federal Natl Mtge Assn #323654
   04/01/14                              6.50    1,105,313           --     1,105,313      1,146,548          --     1,146,548
Federal Natl Mtge Assn #323933
   09/01/29                              7.00    6,009,746           --     6,009,746      6,307,656          --     6,307,656
Federal Natl Mtge Assn #323980
   04/01/14                              6.00           --    2,359,829     2,359,829             --   2,436,995     2,436,995
Federal Natl Mtge Assn #408207
   01/01/28                              6.50           --      239,049       239,049             --     249,535       249,535
Federal Natl Mtge Assn #455791
   01/01/29                              6.50      674,373           --       674,373        700,032          --       700,032
Federal Natl Mtge Assn #489888
   05/01/29                              6.50    3,487,023           --     3,487,023      3,617,671          --     3,617,671
Federal Natl Mtge Assn #496029
   01/01/29                              6.50    4,246,764           --     4,246,764      4,408,597          --     4,408,597
Federal Natl Mtge Assn #50700
   03/01/08                              7.00    1,499,358           --     1,499,358      1,546,308          --     1,546,308
Federal Natl Mtge Assn #545008
   06/01/31                              7.00           --    3,672,660     3,672,660             --   3,879,746     3,879,746
Federal Natl Mtge Assn #545342
   04/01/13                              7.00    4,627,493           --     4,627,493      4,772,395          --     4,772,395
Federal Natl Mtge Assn #545684
   05/01/32                              7.50           --      519,878       519,878             --     551,283       551,283
Federal Natl Mtge Assn #545869
   07/01/32                              6.50    2,312,018      924,807     3,236,825      2,403,683     961,473     3,365,156
Federal Natl Mtge Assn #545885
   08/01/32                              6.50           --    5,691,728     5,691,728             --   5,905,168     5,905,168
Federal Natl Mtge Assn #545910
   08/01/17                              6.00    7,295,950           --     7,295,950      7,554,568          --     7,554,568
Federal Natl Mtge Assn #555343
   08/01/17                              6.00    1,825,352    5,467,991     7,293,343      1,885,417   5,647,921     7,533,338
Federal Natl Mtge Assn #555375
   04/01/33                              6.00   25,228,537    9,204,453    34,432,990     26,013,313   9,490,772    35,504,085
Federal Natl Mtge Assn #555458
   05/01/33                              5.50   22,096,938    5,340,093    27,437,031     22,366,300   5,405,189    27,771,489
Federal Natl Mtge Assn #555734
   07/01/23                              5.00    7,351,062    2,800,048    10,151,110      7,363,536   2,804,799    10,168,335
Federal Natl Mtge Assn #555740
   08/01/18                              4.50    8,178,587    5,347,420    13,526,007      8,119,484   5,328,632    13,448,116
Federal Natl Mtge Assn #555794
   09/01/28                              7.50    1,301,201           --     1,301,201      1,383,293          --     1,383,293

See accompanying notes to combined investments in securities.

14   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed (f,n) (cont.)
Federal Natl Mtge Assn #567840
   10/01/30                              7.00%  $2,157,244          $--    $2,157,244     $2,264,181         $--    $2,264,181
Federal Natl Mtge Assn #587859
   12/01/16                              5.50    7,033,699           --     7,033,699      7,189,301          --     7,189,301
Federal Natl Mtge Assn #597374
   09/01/31                              7.00    1,003,150           --     1,003,150      1,061,237          --     1,061,237
Federal Natl Mtge Assn #631027
   03/01/32                              7.50           --      497,494       497,494             --     527,500       527,500
Federal Natl Mtge Assn #634650
   04/01/32                              7.50           --      367,634       367,634             --     389,784       389,784
Federal Natl Mtge Assn #638969
   03/01/32                              5.50    1,951,630           --     1,951,630      1,975,290          --     1,975,290
Federal Natl Mtge Assn #640961
   06/01/32                              7.50           --      505,155       505,155             --     535,591       535,591
Federal Natl Mtge Assn #643362
   04/01/17                              6.50           --    1,155,745     1,155,745             --   1,198,107     1,198,107
Federal Natl Mtge Assn #646147
   06/01/32                              7.00    3,519,163           --     3,519,163      3,704,808          --     3,704,808
Federal Natl Mtge Assn #646446
   06/01/17                              6.50    1,556,345           --     1,556,345      1,613,391          --     1,613,391
Federal Natl Mtge Assn #649068
   06/01/17                              6.50    2,780,638           --     2,780,638      2,892,464          --     2,892,464
Federal Natl Mtge Assn #649263
   08/01/17                              6.50    2,834,879           --     2,834,879      2,948,868          --     2,948,868
Federal Natl Mtge Assn #654208
   10/01/32                              6.50    2,862,683           --     2,862,683      2,964,719          --     2,964,719
Federal Natl Mtge Assn #654682
   10/01/32                              6.00    1,981,337           --     1,981,337      2,036,797          --     2,036,797
Federal Natl Mtge Assn #654689
   11/01/32                              6.00    1,966,180           --     1,966,180      2,021,184          --     2,021,184
Federal Natl Mtge Assn #656908
   09/01/32                              6.50    2,800,382           --     2,800,382      2,917,397          --     2,917,397
Federal Natl Mtge Assn #662061
   09/01/32                              6.50           --    2,351,821     2,351,821             --   2,435,647     2,435,647
Federal Natl Mtge Assn #662809
   09/01/17                              6.50    3,244,057           --     3,244,057      3,362,963          --     3,362,963
Federal Natl Mtge Assn #667787
   02/01/18                              5.50    2,591,140           --     2,591,140      2,648,678          --     2,648,678
Federal Natl Mtge Assn #670382
   09/01/32                              6.00   15,960,099           --    15,960,099     16,351,933          --    16,351,933
Federal Natl Mtge Assn #670387
   08/01/32                              7.00    1,554,656      612,939     2,167,595      1,631,151     643,098     2,274,249
Federal Natl Mtge Assn #678028
   09/01/17                              6.00    1,359,078    6,242,279     7,601,357      1,403,800   6,447,687     7,851,487
Federal Natl Mtge Assn #678065
   02/01/33                              6.50      664,741           --       664,741        693,492          --       693,492
Federal Natl Mtge Assn #678937
   01/01/18                              5.50    4,146,084           --     4,146,084      4,245,988          --     4,245,988
Federal Natl Mtge Assn #678941
   02/01/18                              5.50    5,003,683           --     5,003,683      5,124,238          --     5,124,238
Federal Natl Mtge Assn #678944
   01/01/18                              5.50    2,401,887           --     2,401,887      2,459,769          --     2,459,769
Federal Natl Mtge Assn #679095
   04/01/18                              5.00    7,305,388           --     7,305,388      7,362,964          --     7,362,964
Federal Natl Mtge Assn #680961
   01/01/33                              6.00           --    1,102,449     1,102,449             --   1,130,889     1,130,889

See accompanying notes to combined investments in securities.

15   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed (f,n) (cont.)
Federal Natl Mtge Assn #681400
   03/01/18                              5.50%  $7,352,297          $--    $7,352,297     $7,522,689         $--    $7,522,689
Federal Natl Mtge Assn #682825
   01/01/33                              6.00           --    2,924,936     2,924,936             --   2,996,745     2,996,745
Federal Natl Mtge Assn #683274
   02/01/18                              5.50    3,212,613           --     3,212,613      3,287,078          --     3,287,078
Federal Natl Mtge Assn #684586
   03/01/33                              6.00    5,096,687           --     5,096,687      5,235,207          --     5,235,207
Federal Natl Mtge Assn #686172
   02/01/33                              6.00           --    3,493,909     3,493,909             --   3,579,687     3,579,687
Federal Natl Mtge Assn #686528
   02/01/33                              6.00           --    4,958,756     4,958,756             --   5,094,283     5,094,283
Federal Natl Mtge Assn #687051
   01/01/33                              6.00   13,160,407           --    13,160,407     13,473,208          --    13,473,208
Federal Natl Mtge Assn #687302
   11/01/32                              7.00    1,455,078           --     1,455,078      1,526,178          --     1,526,178
Federal Natl Mtge Assn #689093
   07/01/28                              5.50    2,839,252    1,698,724     4,537,976      2,873,672   1,719,318     4,592,990
Federal Natl Mtge Assn #694628
   04/01/33                              5.50    5,834,454    3,070,965     8,905,419      5,917,620   3,114,739     9,032,359
Federal Natl Mtge Assn #694795
   04/01/33                              5.50    7,515,706    3,076,560    10,592,266      7,629,798   3,123,264    10,753,062
Federal Natl Mtge Assn #694988
   03/01/33                              5.50   15,430,151           --    15,430,151     15,620,402          --    15,620,402
Federal Natl Mtge Assn #695202
   03/01/33                              6.50    6,246,202           --     6,246,202      6,463,510          --     6,463,510
Federal Natl Mtge Assn #695220
   04/01/33                              5.50           --    2,123,883     2,123,883             --   2,147,692     2,147,692
Federal Natl Mtge Assn #695385
   03/01/18                              5.50    9,243,583           --     9,243,583      9,488,435          --     9,488,435
Federal Natl Mtge Assn #695909
   05/01/18                              5.50    3,288,547           --     3,288,547      3,367,835          --     3,367,835
Federal Natl Mtge Assn #697843
   04/01/18                              5.00           --    2,933,681     2,933,681             --   2,959,013     2,959,013
Federal Natl Mtge Assn #699424
   04/01/33                              5.50           --    5,943,139     5,943,139             --   6,033,437     6,033,437
Federal Natl Mtge Assn #702427
   04/01/33                              5.50           --    5,707,738     5,707,738             --   5,794,462     5,794,462
Federal Natl Mtge Assn #704049
   05/01/18                              5.50           --    4,220,532     4,220,532             --   4,320,305     4,320,305
Federal Natl Mtge Assn #709901
   06/01/18                              5.00    7,588,174           --     7,588,174      7,653,818          --     7,653,818
Federal Natl Mtge Assn #710823
   05/01/33                              5.50      879,427           --       879,427        891,965          --       891,965
Federal Natl Mtge Assn #712109
   04/01/18                              5.00           --    2,526,487     2,526,487             --   2,554,477     2,554,477
Federal Natl Mtge Assn #720006
   07/01/33                              5.50    8,817,572    3,181,349    11,998,921      8,916,417   3,217,012    12,133,429
Federal Natl Mtge Assn #720070
   07/01/23                              5.50           --    3,286,705     3,286,705             --   3,344,917     3,344,917
Federal Natl Mtge Assn #720378
   06/01/18                              4.50    6,275,690    1,624,296     7,899,986      6,232,392   1,613,090     7,845,482
Federal Natl Mtge Assn #723687
   08/01/28                              5.50    5,180,382           --     5,180,382      5,243,184          --     5,243,184
Federal Natl Mtge Assn #725232
   03/01/34                              5.00   21,324,820    7,754,480    29,079,300     21,240,157   7,723,693    28,963,850

See accompanying notes to combined investments in securities.

16   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed (f,n) (cont.)
Federal Natl Mtge Assn #725684
   05/01/18                              6.00% $10,990,068   $4,026,267   $15,016,335    $11,351,538  $4,158,693   $15,510,231
Federal Natl Mtge Assn #725719
   07/01/33                              4.85    6,242,791    2,139,755     8,382,546(k)   6,207,707   2,127,730     8,335,437
Federal Natl Mtge Assn #725737
   08/01/34                              4.53    6,327,018           --     6,327,018(k)   6,330,940          --     6,330,940
Federal Natl Mtge Assn #726362
   06/01/18                              5.00           --    1,880,739     1,880,739(k)          --   1,898,296     1,898,296
Federal Natl Mtge Assn #730153
   08/01/33                              5.50      875,217      729,348     1,604,565        885,029     737,524     1,622,553
Federal Natl Mtge Assn #735160
   12/01/34                              4.40    2,586,904    1,006,018     3,592,922(k)   2,581,575   1,003,946     3,585,521
Federal Natl Mtge Assn #738921
   11/01/32                              6.50           --    1,285,427     1,285,427             --   1,337,607     1,337,607
Federal Natl Mtge Assn #743262
   10/01/18                              5.00    4,693,966           --     4,693,966      4,730,506          --     4,730,506
Federal Natl Mtge Assn #747642
   11/01/28                              5.50           --    3,224,163     3,224,163             --   3,263,249     3,263,249
Federal Natl Mtge Assn #747784
   10/01/18                              4.50           --    3,001,000     3,001,000             --   2,980,295     2,980,295
Federal Natl Mtge Assn #747786
   10/01/18                              6.00    2,452,852           --     2,452,852      2,533,798          --     2,533,798
Federal Natl Mtge Assn #753074
   12/01/28                              5.50    9,902,895           --     9,902,895     10,022,948          --    10,022,948
Federal Natl Mtge Assn #753919
   12/01/33                              4.95    7,758,768           --     7,758,768(k)   7,789,310          --     7,789,310
Federal Natl Mtge Assn #759342
   01/01/34                              6.50    1,248,772    1,395,276     2,644,048      1,297,598   1,449,830     2,747,428
Federal Natl Mtge Assn #765183
   01/01/19                              5.50           --      897,129       897,129             --     917,571       917,571
Federal Natl Mtge Assn #765759
   12/01/18                              5.00    6,108,349           --     6,108,349      6,156,491          --     6,156,491
Federal Natl Mtge Assn #765761
   02/01/19                              5.00           --    2,430,810     2,430,810             --   2,449,968     2,449,968
Federal Natl Mtge Assn #766641
   03/01/34                              5.00    5,900,296    3,233,039     9,133,335(g)   5,868,236   3,215,472     9,083,708
Federal Natl Mtge Assn #776962
   04/01/29                              5.00   17,655,239    3,429,858    21,085,097     17,544,567   3,408,358    20,952,925
Federal Natl Mtge Assn #779327
   06/01/34                              4.56           --    5,545,801     5,545,801(k)          --   5,544,406     5,544,406
Federal Natl Mtge Assn #790759
   09/01/34                              4.84    1,759,706    3,695,383     5,455,089(k)   1,766,256   3,709,137     5,475,393
Federal Natl Mtge Assn #804442
   12/01/34                              6.50           --    3,048,351     3,048,351             --   3,150,474     3,150,474
Federal Natl Mtge Assn #811925
   04/01/35                              4.92    6,121,823    2,203,763     8,325,586(k)   6,163,315   2,218,700     8,382,015
Federal Natl Mtge Assn #837258
   09/01/35                              4.92    3,360,503           --     3,360,503(g,k) 3,378,213          --     3,378,213
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10/25/34                              5.41    5,233,780    1,768,908     7,002,688(m)   5,338,613   1,804,340     7,142,953
  Series 2005-AA2 Cl 2A1
   04/25/35                              5.43    6,015,205    2,459,749     8,474,954(m)   6,111,388   2,499,081     8,610,469
  Series 2005-AA3 Cl 3A1
   05/25/35                              5.41    6,223,717    2,211,357     8,435,074(m)   6,291,244   2,235,350     8,526,594
  Series 2005-AA4 Cl B1
   06/25/35                              5.39           --      724,639       724,639             --     736,748       736,748

See accompanying notes to combined investments in securities.

17   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed (f,n) (cont.)
Govt Natl Mtge Assn
   09/01/35                              5.00% $13,650,000   $5,000,000   $18,650,000(g) $13,692,656  $5,015,625   $18,708,281
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
   08/20/32                              0.00   10,214,633    3,783,001    13,997,634(i)   1,337,623     495,390     1,833,013
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
   01/20/32                              0.00    2,303,524      863,822     3,167,346(i)     246,989      92,621       339,610
Govt Natl Mtge Assn #345538
   02/15/24                              8.00      217,162           --       217,162        233,213          --       233,213
Govt Natl Mtge Assn #398831
   08/15/26                              8.00      244,458           --       244,458        262,806          --       262,806
Govt Natl Mtge Assn #423782
   05/15/26                              7.50           --      631,900       631,900             --     674,051       674,051
Govt Natl Mtge Assn #425004
   10/15/33                              5.50    4,552,190           --     4,552,190      4,644,658          --     4,644,658
Govt Natl Mtge Assn #426170
   06/15/26                              8.00      220,818           --       220,818        237,392          --       237,392
Govt Natl Mtge Assn #595256
   12/15/32                              6.00           --    9,258,691     9,258,691             --   9,555,361     9,555,361
Govt Natl Mtge Assn #604708
   10/15/33                              5.50    9,918,654    3,837,144    13,755,798     10,120,131   3,915,087    14,035,218
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05/19/34                              4.39    4,328,576           --     4,328,576(k)   4,273,123          --     4,273,123
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04/25/35                              5.34    3,671,672    1,293,471     4,965,143(k)   3,710,669   1,307,208     5,017,877
  Series 2005-AR8 Cl AX1
  Collateralized Mtge Obligation
  Interest Only
   04/25/35                              4.50  192,739,443   68,938,140   261,677,583(i,k) 2,379,128     850,955     3,230,083
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07/25/34                              4.40    4,154,484    1,456,588     5,611,072(k)   4,100,060   1,437,506     5,537,566
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02/25/19                              5.00    6,477,592    2,313,426     8,791,018      6,514,029   2,326,439     8,840,468
  Series 2004-4 Cl 2A1
   05/25/34                              6.00    1,556,968    3,538,564     5,095,532      1,589,773   3,613,121     5,202,894
  Series 2004-7 Cl 8A1
   08/25/19                              5.00    4,969,254    1,703,999     6,673,253      4,972,384   1,705,073     6,677,457
  Series 2004-8 Cl 7A1
   09/25/19                              5.00    6,808,338    2,343,854     9,152,192      6,814,057   2,345,823     9,159,880
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-3AC Cl B1
   03/25/34                              4.93    5,562,433           --     5,562,433(k)   5,545,078          --     5,545,078
  Series 2004-5 Cl B1
   05/25/34                              4.61    4,235,971    1,345,544     5,581,515(k)   4,173,872   1,325,818     5,499,690
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10/25/33                              5.50   14,679,726    5,035,180    19,714,906     14,763,922   5,064,060    19,827,982
Washington Mutual
  Series 2003-AR10 Cl A7
   10/25/33                              4.07    6,650,000    2,375,000     9,025,000(k)   6,666,218   2,380,792     9,047,010

See accompanying notes to combined investments in securities.

18   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Mortgage-Backed (f,n) (cont.)
Washington Mutual (cont.)
  Series 2004-CB2 Cl 6A
   07/25/19                              4.50%  $4,278,238   $1,637,286    $5,915,524     $4,175,688  $1,598,040    $5,773,728
  Series 2004-CB4 Cl 22A
   12/25/19                              6.00    5,135,060           --     5,135,060      5,296,976          --     5,296,976
  Series 2005-AR11 Cl A1B1
   08/25/45                              3.93   12,675,000    4,550,000    17,225,000(k)  12,675,000   4,550,000    17,225,000
Wells Fargo Mtge Backed Securities Trust
  Series 2005
   10/25/35                              5.00   12,000,000    4,300,000    16,300,000(g)  12,061,875   4,322,172    16,384,047
  Series 2005-5 Cl 2A1
   05/25/35                              5.50   10,678,903    3,883,237    14,562,140     10,828,805   3,937,747    14,766,552
  Series 2005-AR1 Cl 1A1
   02/25/35                              4.56    9,806,695    3,467,941    13,274,636(k)   9,764,134   3,452,891    13,217,025
Total                                                                                    944,124,154 345,145,191 1,289,269,345

Aerospace & Defense (0.1%)
L-3 Communications
   06/15/12                              7.63    2,000,000           --     2,000,000      2,120,000          --     2,120,000
   07/15/13                              6.13      190,000           --       190,000        191,900          --       191,900
Moog
  Sr Sub Nts
   01/15/15                              6.25      165,000           --       165,000        165,000          --       165,000
Total                                                                                      2,476,900          --     2,476,900

Automotive (0.2%)
DaimlerChrysler NA Holding
   11/15/13                              6.50    2,125,000      755,000     2,880,000      2,285,544     812,040     3,097,584
Ford Motor
   02/01/29                              6.38    2,300,000           --     2,300,000      1,681,261          --     1,681,261
Lear
  Series B
   08/01/14                              5.75           --    1,030,000     1,030,000             --     915,413       915,413
Total                                                                                      3,966,805   1,727,453     5,694,258
Banking (4.4%)
Bank of America
  Sr Unsecured
   08/01/10                              4.50   11,120,000    7,910,000    19,030,000     11,157,819   7,936,902    19,094,721
Banknorth Group
  Sr Nts
   05/01/08                              3.75    3,960,000    3,370,000     7,330,000(p)   3,916,876   3,333,301     7,250,177
Citigroup
   08/03/10                              4.63   32,600,000   11,500,000    44,100,000     32,873,285  11,596,404    44,469,689
  Sr Nts
   05/29/15                              4.70    2,665,000    1,005,000     3,670,000      2,661,911   1,003,835     3,665,746
HSBC Bank USA
  Sub Nts
   08/15/35                              5.63    5,500,000    2,000,000     7,500,000      5,674,202   2,063,346     7,737,548
KFW Intl Finance
   10/17/05                              2.50   18,400,000    6,275,000    24,675,000(c)  18,370,852   6,265,060    24,635,912
M&I Marshall & Ilsley Bank
  Sub Nts
   06/16/15                              4.85    2,575,000    1,075,000     3,650,000      2,592,958   1,082,497     3,675,455
Wells Fargo Bank NA
  Sub Nts
   02/01/11                              6.45   24,007,000    8,604,000    32,611,000     26,369,865   9,450,840    35,820,705
Total                                                                                    103,617,768  42,732,185   146,349,953

See accompanying notes to combined investments in securities.

19   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Building Materials (--%)
Norcraft Companies LP/Finance
  Sr Sub Nts
   11/01/11                              9.00%    $570,000          $--      $570,000       $598,500         $--      $598,500

Chemicals (0.1%)
Airgas
   10/01/11                              9.13    1,500,000           --     1,500,000      1,612,500          --     1,612,500
Compass Minerals Group
   08/15/11                             10.00    1,000,000           --     1,000,000      1,095,000          --     1,095,000
Georgia Gulf
  Sr Nts
   12/15/13                              7.13    1,525,000           --     1,525,000      1,582,188          --     1,582,188
MacDermid
   07/15/11                              9.13      575,000           --       575,000        618,125          --       618,125
Total                                                                                      4,907,813          --     4,907,813

Diversified Manufacturing (0.7%)
Tyco Intl Group
   02/15/11                              6.75   15,205,000    5,405,000    20,610,000(c)  16,744,172   5,952,137    22,696,309

Electric (2.9%)
CMS Energy
  Sr Nts
   01/15/09                              7.50    1,275,000           --     1,275,000      1,345,125          --     1,345,125
Consumers Energy
  1st Mtge
   09/15/35                              5.80    5,340,000    2,000,000     7,340,000      5,566,800   2,084,944     7,651,744
Dayton Power & Light
  1st Mtge
   10/01/13                              5.13    3,305,000    1,185,000     4,490,000      3,403,459   1,220,302     4,623,761
Dominion Resources
   06/15/35                              5.95    5,620,000    2,025,000     7,645,000(p)   5,870,191   2,115,149     7,985,340
DPL
  Sr Nts
   09/01/11                              6.88    2,755,000           --     2,755,000      3,016,725          --     3,016,725
Exelon
   06/15/35                              5.63    4,320,000    1,555,000     5,875,000      4,348,287   1,565,182     5,913,469
IPALCO Enterprises
  Secured
   11/14/08                              8.38      400,000           --       400,000        429,000          --       429,000
   11/14/11                              8.63    3,680,000           --     3,680,000      4,140,000          --     4,140,000
NorthWestern Energy
  Secured
   11/01/14                              5.88      645,000           --       645,000(d)     666,045          --       666,045
Ohio Edison
   06/15/09                              5.65    4,005,000           --     4,005,000(d)   4,123,548          --     4,123,548
  Sr Nts
   05/01/15                              5.45    1,195,000           --     1,195,000      1,235,972          --     1,235,972
Ohio Power
  Sr Nts Series H
   01/15/14                              4.85    7,395,000    2,545,000     9,940,000      7,451,498   2,564,444    10,015,942
Pacific Gas & Electric
   03/01/34                              6.05    4,580,000    1,605,000     6,185,000      5,018,718   1,758,743     6,777,461
Pacificorp
  1st Mtge
   06/15/35                              5.25    2,825,000    1,015,000     3,840,000      2,842,190   1,021,176     3,863,366

See accompanying notes to combined investments in securities.

20   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Electric (cont.)
Potomac Edison
  1st Mtge
   11/15/14                              5.35%  $3,195,000          $--    $3,195,000(d)  $3,310,308         $--    $3,310,308
   08/15/15                              5.13    2,275,000    1,895,000     4,170,000(d)   2,326,160   1,937,615     4,263,775
Southern California Edison
  1st Mtge
   07/15/35                              5.35    5,710,000    2,055,000     7,765,000      5,830,875   2,098,502     7,929,377
Tenaska Alabama Partners LP
  Secured
   06/30/21                              7.00      360,000           --       360,000(d)     375,548          --       375,548
Utilicorp Canada Finance
   06/15/11                              7.75    1,915,000           --     1,915,000(c)   2,001,175          --     2,001,175
Westar Energy
  1st Mtge
   07/01/14                              6.00   11,450,000    4,150,000    15,600,000     12,464,563   4,517,724    16,982,287
Total                                                                                     75,766,187  20,883,781    96,649,968

Entertainment (0.4%)
Time Warner
   05/15/29                              6.63    4,940,000    1,755,000     6,695,000      5,374,068   1,909,208     7,283,276
United Artists Theatre
   07/01/15                              9.30    7,739,913           --     7,739,913      7,662,514          --     7,662,514
Total                                                                                     13,036,582   1,909,208    14,945,790

Food and Beverage (0.3%)
Burns Philp Capital Property
  Sr Sub Nts
   02/15/11                             10.75      940,000           --       940,000(c)   1,048,100          --     1,048,100
Cott Beverages
   12/15/11                              8.00    1,135,000           --     1,135,000      1,197,425          --     1,197,425
Kraft Foods
   06/01/12                              6.25    4,991,000    1,810,000     6,801,000(p)   5,477,343   1,986,374     7,463,717
Total                                                                                      7,722,868   1,986,374     9,709,242

Gaming (0.3%)
Boyd Gaming
  Sr Sub Nts
   12/15/12                              7.75      375,000           --       375,000        399,375          --       399,375
   04/15/14                              6.75      455,000           --       455,000        464,669          --       464,669
Caesars Entertainment
  Sr Nts
   04/15/13                              7.00    2,535,000           --     2,535,000      2,833,569          --     2,833,569
MGM MIRAGE
   10/01/09                              6.00      670,000           --       670,000        670,000          --       670,000
  Sr Nts
   02/27/14                              5.88      720,000           --       720,000        694,800          --       694,800
   07/15/15                              6.63    2,165,000           --     2,165,000(d,g) 2,186,650          --     2,186,650
Mohegan Tribal Gaming Authority
  Sr Nts
   02/15/13                              6.13      540,000           --       540,000        546,750          --       546,750
  Sr Sub Nts
   04/01/12                              8.00      750,000           --       750,000        798,750          --       798,750
Station Casinos
  Sr Nts
   04/01/12                              6.00    1,000,000           --     1,000,000      1,007,500          --     1,007,500
  Sr Sub Nts
   03/01/16                              6.88    1,515,000           --     1,515,000(d,g) 1,556,663          --     1,556,663
Total                                                                                     11,158,726          --    11,158,726

See accompanying notes to combined investments in securities.

21   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Gas Pipelines (0.2%)
ANR Pipeline
   03/15/10                              8.88%    $875,000          $--      $875,000       $954,587         $--      $954,587
Colorado Interstate Gas
  Sr Nts
   03/15/15                              5.95      470,000           --       470,000(d)     466,475          --       466,475
El Paso Natural Gas
  Sr Nts Series A
   08/01/10                              7.63      735,000           --       735,000        786,823          --       786,823
Southern Natural Gas
   03/15/10                              8.88      875,000           --       875,000        954,587          --       954,587
Southern Star Central
  Secured
   08/01/10                              8.50      645,000           --       645,000        696,600          --       696,600
Transcontinental Gas Pipe Line
  Series B
   08/15/11                              7.00    1,915,000           --     1,915,000      2,058,624          --     2,058,624
Total                                                                                      5,917,696          --     5,917,696

Health Care (0.6%)
Cardinal Health
   06/15/15                              4.00   15,779,000    5,625,000    21,404,000     14,604,269   5,206,224    19,810,493
HCA
  Sr Nts
   03/15/14                              5.75    1,000,000           --     1,000,000        988,267          --       988,267
Triad Hospitals
  Sr Nts
   05/15/12                              7.00    1,000,000           --     1,000,000      1,035,000          --     1,035,000
Total                                                                                     16,627,536   5,206,224    21,833,760

Home Construction (0.2%)
DR Horton
   12/01/07                              7.50    1,000,000           --     1,000,000      1,054,672          --     1,054,672
   01/15/09                              5.00      990,000           --       990,000        986,494          --       986,494
  Sr Nts
   02/15/15                              5.25    4,290,000           --     4,290,000      4,121,039          --     4,121,039
Meritage Homes
   03/15/15                              6.25      445,000           --       445,000        416,631          --       416,631
Standard-Pacific
  Sr Nts
   08/15/15                              7.00      930,000           --       930,000        916,050          --       916,050
Total                                                                                      7,494,886          --     7,494,886

Independent Energy (0.2%)
Chesapeake Energy
   01/15/15                              7.75    1,275,000           --     1,275,000      1,370,625          --     1,370,625
  Sr Nts
   06/15/14                              7.50      152,000           --       152,000        164,160          --       164,160
  Sr Unsecured
   08/15/17                              6.50    1,860,000           --     1,860,000(d)   1,897,200          --     1,897,200
Encore Acquisition
  Sr Sub Nts
   04/15/14                              6.25      590,000           --       590,000        587,050          --       587,050
Newfield Exploration
  Sr Nts
   03/01/11                              7.63    2,500,000           --     2,500,000      2,725,000          --     2,725,000
  Sr Sub Nts
   08/15/12                              8.38      380,000           --       380,000        413,250          --       413,250

See accompanying notes to combined investments in securities.

22   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Independent Energy (cont.)
Plains Exploration & Production
  Sr Nts
   06/15/14                              7.13%    $790,000          $--      $790,000       $841,350         $--      $841,350
Total                                                                                      7,998,635          --     7,998,635

Life Insurance (2.1%)
ASIF Global Financing XIX
  Secured
   01/17/13                              4.90    5,748,000    2,045,000     7,793,000(d)   5,826,575   2,072,955     7,899,530
ING Security Life Institutional Funding
   01/15/10                              4.25   11,475,000    4,080,000    15,555,000(d)  11,397,326   4,052,382    15,449,708
Metlife
  Sr Nts
   06/15/35                              5.70    9,600,000    3,475,000    13,075,000      9,974,506   3,610,563    13,585,069
Metropolitan Life Global Funding I
  Sr Nts
   08/19/10                              4.63    3,360,000    1,015,000     4,375,000(d)   3,386,154   1,022,901     4,409,055
Pricoa Global Funding I
   06/25/12                              4.63   16,125,000    5,660,000    21,785,000(d)  16,154,880   5,670,488    21,825,368
Prudential Financial
   06/13/35                              5.40    4,720,000    1,675,000     6,395,000      4,698,788   1,667,473     6,366,261
Total                                                                                     51,438,229  18,096,762    69,534,991

Lodging (0.1%)
Hilton Hotels
   12/01/12                              7.63    1,250,000           --     1,250,000      1,434,175          --     1,434,175
ITT
   11/15/15                              7.38      635,000           --       635,000        695,325          --       695,325
Total                                                                                      2,129,500          --     2,129,500

Media Cable (0.2%)
Comcast
   03/15/11                              5.50    3,635,000    1,395,000     5,030,000      3,758,408   1,442,360     5,200,768
DIRECTV Holdings LLC/Finance
  Sr Nts
   03/15/13                              8.38      406,000           --       406,000        445,585          --       445,585
Videotron Ltee
   01/15/14                              6.88      530,000           --       530,000(c)     544,575          --       544,575
Total                                                                                      4,748,568   1,442,360     6,190,928

Media Non Cable (0.6%)
Corus Entertainment
  Sr Sub Nts
   03/01/12                              8.75      395,000           --       395,000(c)     424,625          --       424,625
Dex Media West LLC/Finance
  Sr Nts Series B
   08/15/10                              8.50    1,340,000           --     1,340,000      1,448,875          --     1,448,875
Emmis Operating
  Sr Sub Nts
   05/15/12                              6.88      400,000           --       400,000        400,000          --       400,000
Lamar Media
   01/01/13                              7.25      375,000           --       375,000        394,688          --       394,688
  Sr Sub Nts
   08/15/15                              6.63      805,000           --       805,000(d)     821,100          --       821,100
News America
   12/15/34                              6.20    9,392,000    3,410,000    12,802,000      9,731,812   3,533,377    13,265,189
Quebecor Media
  Sr Nts
   07/15/11                             11.13      640,000           --       640,000(c)     704,000          --       704,000

See accompanying notes to combined investments in securities.

23   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal       Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                   RiverSource    Quality
                                                 Diversified     Income     Pro Forma     Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund    Portfolio    Combined
Media Non Cable (cont.)
Radio One
  Series B
   07/01/11                              8.88%  $1,000,000          $--    $1,000,000     $1,068,750         $--    $1,068,750
Sun Media
   02/15/13                              7.63      745,000           --       745,000(c)     786,906          --       786,906
Susquehanna Media
  Sr Sub Nts
   04/15/13                              7.38      900,000           --       900,000        943,875          --       943,875
Total                                                                                     16,724,631   3,533,377    20,258,008

Metals (0.1%)
Peabody Energy
  Series B
   03/15/13                              6.88    1,640,000           --     1,640,000      1,707,650          --     1,707,650

Oil Field Services (0.2%)
Halliburton
   10/15/10                              5.50    3,450,000    1,225,000     4,675,000      3,608,327   1,281,218     4,889,545
Key Energy Services
  Series C
   03/01/08                              8.38    1,250,000           --     1,250,000      1,293,750          --     1,293,750
Offshore Logistics
   06/15/13                              6.13      195,000           --       195,000        190,125          --       190,125
Pride Intl
  Sr Nts
   07/15/14                              7.38      495,000           --       495,000        537,075          --       537,075
Total                                                                                      5,629,277   1,281,218     6,910,495

Other Financial Institutions (0.9%)
HSBC Finance
   06/30/15                              5.00   15,705,000    5,585,000    21,290,000     15,786,776   5,614,081    21,400,857
Residential Capital
   06/30/10                              6.38    6,745,000    2,400,000     9,145,000(d)   6,885,431   2,449,968     9,335,399
Total                                                                                     22,672,207   8,064,049    30,736,256

Packaging (0.1%)
Owens-Illinois Glass Container
   05/15/11                              7.75    1,100,000           --     1,100,000      1,166,000          --     1,166,000
Silgan Holdings
  Sr Sub Nts
   11/15/13                              6.75      615,000           --       615,000        628,069          --       628,069
Total                                                                                      1,794,069          --     1,794,069

Paper (0.1%)
Crown Paper
  Sr Sub Nts
   09/01/05                             11.00    6,950,000           --     6,950,000(b,o,q)      --          --            --
Louisiana-Pacific
  Sr Nts
   08/15/10                              8.88    2,260,000           --     2,260,000      2,554,354          --     2,554,354
Total                                                                                      2,554,354          --     2,554,354

Pharmaceuticals (0.1%)
Merck & Co
   03/01/15                              4.75    1,450,000      515,000     1,965,000      1,437,452     510,543     1,947,995

Property & Casualty (0.1%)
Willis Group North America
   07/15/15                              5.63    3,370,000    1,220,000     4,590,000      3,421,831   1,238,764     4,660,595

See accompanying notes to combined investments in securities.

24   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Bonds (continued)
Issuer                                Coupon      Principal    Principal    Principal         Value(a)     Value(a)     Value(a)
                                       rate         amount       amount       amount

                                                 RiverSource    Quality                     RiverSource    Quality
                                                 Diversified     Income     Pro Forma       Diversified     Income     Pro Forma
                                                   Bond Fund    Portfolio    Combined         Bond Fund    Portfolio    Combined
Railroads (0.4%)
Union Pacific
   04/15/12                              6.50%  $7,390,000     $215,000    $7,605,000       $8,151,495      $237,154      $8,388,649
   05/01/14                              5.38    2,995,000    3,145,000     6,140,000        3,118,403     3,274,584       6,392,987
Total                                                                                       11,269,898     3,511,738      14,781,636
REITS (0.6%)
Archstone-Smith Operating Trust
   05/01/15                              5.25    7,660,000    2,735,000    10,395,000        7,781,533     2,778,393      10,559,926
ERP Operating LP
   04/01/13                              5.20    2,815,000    1,010,000     3,825,000        2,871,337     1,030,213       3,901,550
Simon Property Group LP
   06/15/15                              5.10    4,975,000    1,765,000     6,740,000(d)     4,956,543     1,758,452       6,714,995
Total                                                                                       15,609,413     5,567,058      21,176,471
Retailers (0.3%)
United Auto Group
   03/15/12                              9.63      455,000           --       455,000          488,556            --         488,556
Wal-Mart Stores
   09/01/35                              5.25    5,570,000    1,990,000     7,560,000(g)     5,620,487     2,008,037       7,628,524
  Series C
   06/29/11                              8.88    3,500,000           --     3,500,000        3,533,355            --       3,533,355
Total                                                                                        9,642,398     2,008,037      11,650,435
Transportation Services (0.2%)
ERAC USA Finance
   05/01/15                              5.60    5,075,000    1,750,000     6,825,000(d)     5,241,490     1,807,411       7,048,901
Greater Beijing First Expressways
  Sr Nts
   06/15/07                              9.50    3,640,000           --     3,640,000(b,c,o,q)      --            --              --
Total                                                                                        5,241,490     1,807,411       7,048,901
Wireless (0.3%)
Nextel Communications
  Sr Nts Series E
   10/31/13                              6.88    1,875,000           --     1,875,000        2,008,262            --       2,008,262
US Cellular
  Sr Nts
   12/15/33                              6.70    5,835,000    2,090,000     7,925,000        6,254,583     2,240,288       8,494,871
Total                                                                                        8,262,845     2,240,288      10,503,133
Wirelines (4.4%)
BellSouth
  Sr Unsecured
   11/15/34                              6.00    2,775,000      985,000     3,760,000        2,929,690     1,039,908       3,969,598
Qwest
   03/15/12                              8.88    1,075,000           --     1,075,000        1,174,438            --       1,174,438
Sprint Capital
   01/30/11                              7.63   26,465,000    9,470,000    35,935,000       30,247,456    10,823,481      41,070,937
   11/15/28                              6.88      892,000      295,000     1,187,000        1,022,183       338,054       1,360,237
Telecom Italia Capital
   09/30/34                              6.00    6,265,000    2,225,000     8,490,000(c,d)   6,431,687     2,284,198       8,715,885
TELUS
   06/01/11                              8.00   20,552,500    7,367,500    27,920,000(c)    23,906,730     8,569,898      32,476,628
Verizon Pennsylvania
  Series A
   11/15/11                              5.65   41,125,000   14,615,000    55,740,000       43,003,178    15,282,467      58,285,645
Total                                                                                      108,715,362    38,338,006     147,053,368

Total Bonds
(Cost: $3,318,118,367)                                                                  $2,446,929,085  $888,227,446  $3,335,156,531

See accompanying notes to combined investments in securities.

25   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Other (0.1%)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource      Quality                          RiverSource      Quality
                                    Diversified      Income        Pro Forma          Diversified      Income      Pro Forma
                                     Bond Fund      Portfolio      Combined            Bond Fund      Portfolio     Combined

Wayland Investment LLC              6,000,000             --     6,000,000(b,e,o)     $3,053,100           $--     $3,053,100

Total Other
(Cost: $6,671,880)                                                                    $3,053,100           $--     $3,053,100

Short-Term Securities (4.1%) (s)
Issuer                               Effective      Amount       Amount                     Value (a)    Value (a)    Value (a)
                                       yield        payable     payable
                                                  at maturity  at maturity

                                                 RiverSource    Quality                    RiverSource      Quality
                                                 Diversified     Income     Pro Forma      Diversified      Income       Pro Forma
                                                   Bond Fund    Portfolio    Combined       Bond Fund      Portfolio      Combined
U.S. Government Agency (0.7%)
Federal Home Loan Mtge Corp Disc Nt
   09/20/05                              3.43% $25,000,000          $--   $25,000,000      $24,952,500          $--     $24,952,500

Commercial Paper (3.4%)
Citibank Credit Card Dakota Nts
   09/01/05                              3.57           --   11,900,000    11,900,000(t)            --   11,898,820      11,898,820
Jupiter Securitization
   09/29/05                              3.60   10,000,000           --    10,000,000(t)     9,971,080           --       9,971,080
Kitty Hawk Funding
   09/07/05                              3.51    9,310,000           --     9,310,000(t)     9,303,646           --       9,303,646
Morgan Stanley & Co
   09/01/05                              3.57    2,900,000           --     2,900,000        2,899,712           --       2,899,712
Park Avenue Receivables
   09/22/05                              3.55   15,000,000           --    15,000,000(t)    14,967,550           --      14,967,550
Rabobank USA Finance
   09/02/05                              3.49           --    5,000,000     5,000,000               --    4,999,031       4,999,031
Thames Asset Global Securitization
   09/21/05                              3.55   25,000,000   15,000,000    40,000,000(t)    24,948,374   14,969,024      39,917,398
Thunder Bay Funding LLC
   10/07/05                              3.61   20,000,000           --    20,000,000(t)    19,926,000           --      19,926,000
Total                                                                                       82,016,362   31,866,875     113,883,237

Total Short-Term Securities
(Cost: $138,849,380)                                                                      $106,968,862  $31,866,875    $138,835,737

Total Investments in Securities (prior to pro forma adjustments)
(Cost: $3,463,639,627)(u)                                                               $2,556,951,047 $920,094,321  $3,477,045,368

Pro forma Adjustments(v)                                                                            --     (136,557)       (136,557)

Total Investments in Securities (after pro forma adjustments)
(Cost: $3,463,503,830)(v)                                                               $2,556,951,047 $919,957,764  $3,476,908,811

See accompanying notes to combined investments in securities.

26   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

Notes to Combined Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the annual report.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2005, the value of foreign securities represented 4.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $185,866,451 or 5.5% or net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $96,072,655.

(h) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2005.

(j) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2005.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC   --  Ambac Assurance Corporation

      FGIC    --  Financial Guaranty Insurance Company

      FSA     --  Financial Security Assurance

      MBIA    --  MBIA Insurance Corporation

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(n) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2005:

      Security              Principal    Principal              Settlement  Proceeds     Proceeds
                             amount       amount                   date    receivable   receivable
                           RiverSource                                     RiverSource
                           Diversified    Quality                          Diversified    Quality
                              Bond        Income      Pro forma               Bond        Income       Pro forma
                              Fund       Portfolio    Combined                Fund       Portfolio     Combined
      Federal Home Loan Mtge Corp
          09-01-35 6.50%         $--    $3,000,000   $3,000,000   9-14-05         $--   $3,093,281   $3,093,281

      Federal Natl Mtge Assn
          09-01-20 4.50           --     3,425,000    3,425,000   9-19-05          --    3,357,035    3,357,035
          09-01-20 5.00   13,150,000     2,500,000   15,650,000   9-19-05  13,139,726    2,498,047   15,637,774
          09-01-20 5.50    7,000,000            --    7,000,000   9-19-05   7,111,563           --    7,111,563
          09-01-35 5.00   21,300,000     8,000,000   29,300,000   9-14-05  20,837,391    7,826,250   28,663,641
          09-01-35 5.50   72,550,000    22,000,000   94,550,000   9-14-05  72,436,641   21,967,500   94,404,141
          09-01-35 6.00    5,000,000     3,000,000    8,000,000   9-14-05   5,091,406    3,054,844    8,146,250
          09-01-35 6.50   19,870,000     8,700,000   28,570,000   9-14-05  20,507,237    8,979,012   29,486,249

           Value          Value
         RiverSource
        Diversified       Quality
            Bond          Income       Pro forma
            Fund         Portfolio      Combined

               $--      $3,098,436     $3,098,436


                --       3,396,100      3,396,100
        13,240,406       2,517,188     15,757,594
         7,148,750              --      7,148,750
        21,153,563       7,945,000     29,098,563
        73,275,500      22,220,000     95,495,500
         5,115,625       3,069,375      8,185,000
        20,528,194       8,988,187     29,516,381

27 -- AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

(o) Identifies issues considered to be illiquid as to their marketability. These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2005, is as follows:

      Security                                                 Acquisition                                                Cost
                                                                  dates
      Crown Paper
      11.00% Sr Sub Nts 2005                             02-10-00 thru 02-14-00                                     $4,216,724
      Greater Beijing First Expressways
      9.50% Sr Nts 2007                                          9/16/98                                                    --
      Wayland Investment LLC                                     5/19/00                                             6,671,880

(p) Partially pledged as initial deposit on the following open interest rate futures contracts:

      Type of security                                                                                         Notional amount
      Purchase contracts

      U.S. Long Bond, Dec. 2005, 20-year                                                                          $49,900,000

      Sale contracts
      U.S. Treasury Note, Sept. 2005, 5-year                                                                       27,800,000
      U.S. Treasury Note, Sept. 2005, 10-year                                                                      17,000,000
      U.S. Treasury Note, Dec. 2005, 5-year                                                                        92,700,000
      U.S. Treasury Note, Dec. 2005, 10-year                                                                      182,700,000

(q)   Negligible market value.

(r)   At Aug. 31, 2005, security was partially or fully on loan..

(s) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. 3.3% of net assets is the Fund's cash equivalent position.

(t) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $105,984,494 or 3.2% of net assets.

(u) At Aug. 31, 2005, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                                       RiverSource      Quality
                                                                       Diversified      Income       Pro forma       Pro forma
                                                                         Bond Fund     Portfolio     Adjustments      Combined

   Cost of securities for federal income tax purposes:             $2,548,651,000   $914,989,000  $   (136,000)   $3,463,504,000

   Unrealized appreciation                                         $   29,867,000   $  9,885,000$            --   $   39,752,000
   Unrealized depreciation                                            (21,567,000)    (4,780,000)   (2,032,000)      (28,379,000)
                                                                      -----------     ----------    ----------       -----------
   Net unrealized appreciation/depreciation                        $    8,300,000   $  5,105,000   $(2,032,000)   $   11,373,000
                                                                   --------------   ------------   -----------    --------------

(v) To reflect the portion of the Quality Income Portfolio net assets not owned by RiverSource Selective Fund. (Cost decreased $135,797).

28   --   AXP Fixed Income Series, Inc. -- RiverSource Diversified Bond Fund

                                                             S-6387-20 A (12/05)

PART C. OTHER INFORMATION

Item 15. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16. Exhibits

(1)(a) Articles of Incorporation, as amended Oct. 17, 1988, filed electronically as Exhibit 1 to Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 2-51586, are incorporated by reference.

(1)(b) Articles of Amendment, dated June 16, 1999, filed electronically as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 53 to Registration Statement No. 2-51586 filed on or about Oct. 25, 2001 is incorporated by reference.

(1)(c) Articles of Amendment, dated Nov. 14, 2002, filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 55 to Registration Statement No. 2-51586 is incorporated by reference.

(2) By-laws, as amended Jan. 11, 2001, filed electronically as Exhibit (b) to Registrant's Post-Effective Amendment No. 53 to Registration Statement No. 2-51586 filed on or about Oct. 25, 2001 is incorporated by reference.

(3)      Not applicable.

(4) Form of Agreement and Plan of Reorganization is included herein as Exhibit A to Part A of this Regsitration Statement.

(5)      Not applicable.

(6)(a) Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 47 to Registration Statement No. 2-51586 is incorporated by reference.

(6)(b) Amendment to Investment Management Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit
         (d)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendment to Investment Management Services Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(7) Distribution Agreement between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc., dated July 8, 1999, is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22 to Registration Statement No. 33-20872 filed on or about Aug. 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(8) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(9) Custodian Agreement between Registrant and First National Bank of Minneapolis, dated July 23, 1986, filed electronically as Exhibit 8 to Registrant's Post-Effective Amendment No. 46 to Registration Statement No. 2-51586 is incorporated by reference.

(10)(a) Plan and Agreement of Distribution for Class A and Class B shares, dated July 1, 1999, between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit
         (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement No. 2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(10)(b) Amendment to Plan and Agreement of Distribution (Class A and B), dated April 14, 2005, between the Registrant and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(3) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(10)(c) Plan and Agreement of Distribution for Class C shares, dated March 9, 2000, between Registrant and American Express Financial Advisors Inc. filed electronically as Exhibit (m)(2) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 2-51586 filed on or about June 14, 2000 is incorporated by reference.

(10)(d) Amendment to Plan and Agreement of Distribution (Class C), dated April 14, 2005, between the Registrant and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(6) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(10)(e) Amended 18f-3 Plan, dated as of May 26, 2004, filed electronically on or about July 29, 2004 as Exhibit (n) to AXP Discovery Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(11) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(12)     Tax opinion to be filed by amendment.

(13)(a) Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 47 to Registration Statement No. 2-51586 is incorporated by reference.

(13)(b) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendment to Administrative Services Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(13)(c) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund Inc. Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(13)(d) Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated May 1, 2003, filed electronically as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 55 to Registration Statement No. 2-51586 is incorporated by reference.

(13)(e) Amended Class I Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation, dated November 13, 2003 (amended June 1, 2004), filed electronically on or about Sept. 27, 2004 as Exhibit (h)(10) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 70 to Registration Statement No. 2-28529 is incorporated by reference.

(13)(f) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(13)(g) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(13)(h) Master Fee Waiver Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, Ameriprise Financial Services, Inc. and RiverSource Funds filed electronically on or about Sept. 30, 2005 as Exhibit (h)(9) to AXP Discovery Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-72174 is incorporated by reference.

(14) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(15)     Financial Statements: Not applicable.

(16)(a) Directors' Power of Attorney to sign this Registration Statement and its amendments, dated Nov. 11, 2004, is filed electronically herewith as Exhibit (q)(1).

(17)(a) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc.'s Post-Effective Amendment No. 42 to Registration Statement No. 2-93745 is incorporated by reference.

(17)(b) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2005, filed electronically on or about January 27, 2005 as Exhibit (p)(2) to AXP Equity Series, Inc. Post-Effective Amendment No. 99 to Registration Statement No. 2-13188 is incorporated by reference.

(17)(c) Preliminary prospectus, dated Oct. 28, 2005, for RiverSource Diversified Bond Fund is filed electronically herewith.

(17)(d) Statement of Additional Information, dated Oct. 3, 2005, for RiverSource Diversified Bond Fund and RiverSource Selective Fund is filed electronically herewith.

(17)(e) Annual Report for the period ended Aug. 31, 2005 for RiverSource Diversified Bond Fund to be filed by amendment.

(17)(f) Semiannual Report for the period ended Feb. 28, 2005 for RiverSource Diversified Bond Fund to be filed by amendment.

(17)(g) Prospectus, dated July 29, 2005, amended as of Oct. 3, 2005, for RiverSource Selective Fund is filed electronically herewith.

(17)(h) Annual Report for the period ended May 31, 2005 for RiverSource Selective Fund to be filed by amendment.

Item 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 13th day of October, 2005.

AXP FIXED INCOME SERIES, INC.


By     /s/ Paula R. Meyer
       ---------------------
           Paula R. Meyer, President

By     /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 13th day of October, 2005.

Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott


* Signed pursuant to Directors' Power of Attorney, dated Nov. 11, 2004, filed electronically herewith as Exhibit (q)(1), by:



/s/  Leslie L. Ogg
---------------------
     Leslie L. Ogg